UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3361

Fidelity Massachusetts Municipal Trust
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	January 31

Date of reporting period:	January 31, 2013

Item 1. Reports to Stockholders

Fidelity® Massachusetts
Municipal Income Fund

and

Fidelity Massachusetts Municipal Money Market Fund

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Fidelity® Massachusetts Municipal Income Fund
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Massachusetts Municipal Money Market Fund
Investment Changes/ Performance	(Click Here)	A summary of major shifts in the fund's investments over the past six months and one year.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Annual Report

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Fidelity Massachusetts Municipal Income Fund	.46%
Actual		$ 1,000.00	$ 1,016.40	$ 2.33
HypotheticalA		$ 1,000.00	$ 1,022.82	$ 2.34
Fidelity Massachusetts Municipal Money Market Fund	.16%
Actual		$ 1,000.00	$ 1,000.10	$ .80**
HypotheticalA		$ 1,000.00	$ 1,024.33	$ .81**

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** If certain fees were not voluntarily waived by Fidelity Management & Research Company (FMR) or its affiliates during the period, the annualized expense ratio for the Fidelity Massachusetts Municipal Money Market Fund would have been .50% and the expenses paid in the actual and hypothetical examples above would have been $2.51 and $2.54, respectively.

Annual Report

Fidelity® Massachusetts Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended January 31, 2013	Past 1 year	Past 5 years	Past 10 years
Fidelity Massachusetts Municipal Income Fund	4.51%	5.46%	5.02%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Massachusetts Municipal Income Fund on January 31, 2003. The chart shows how the value of your investment would have changed, and also shows how the Barclays® Municipal Bond Index performed over the same period.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Management's Discussion of Fund Performance

Market Recap: Aided by improving issuer fundamentals and favorable supply and demand, the Barclays® Municipal Bond Index advanced 4.80% for the year ending January 31, 2013. By comparison, taxable investment-grade debt gained 2.59%, as measured by the Barclays® U.S. Aggregate Bond Index. Muni investors were encouraged that many issuers, particularly states, saw a recovery in revenues to pre-2009 levels. And despite a handful of bankruptcies by local issuers, the overall muni default rate declined and remained low. Even with a surge in refinancing activity, the net new supply of muni bonds was relatively muted. As for demand, munis drew heavy interest from investors seeking bonds with a yield advantage versus U.S. Treasuries, and from those looking for high-quality fixed-income securities as a relative safe haven amid disappointing global economic growth and debt woes in Europe. Investors' growing appetite for tax-advantaged investments in advance of potentially higher tax rates in 2013 also fueled demand. That said, the muni market sold off in December due to concern about proposals to limit the federal tax exemption of muni debt, profit-taking in advance of higher capital gains rates, and ratings downgrades of Puerto Rico debt to borderline investment grade. In January, munis performed better when capital-gains driven selling subsided and sentiment toward the asset class improved after marginal tax rates increased.

Comments from Kevin Ramundo, Portfolio Manager of Fidelity® Massachusetts Municipal Income Fund: For the year, the fund returned 4.51%, while the Barclays Massachusetts 3+ Year Enhanced Municipal Bond Index - which tracks the types of securities in which the fund invests - rose 4.25%. The fund outperformed its benchmark by owning more of the types of bonds that outpaced the Massachusetts muni market, including securities that were advance refunded, longer-term bonds and health care issues. As advance refunded securities assumed the higher credit backing of the U.S. government and became shorter-maturity securities, investors responded accordingly by bidding their prices higher. Our larger-than-benchmark stake in 20- to 30-year bonds generally was helpful throughout much of the period because these securities outpaced their intermediate-maturity counterparts, in which we were underweighted, due to investors' appetite for higher-yielding bonds. The fund's overweighting in health care bonds bolstered performance because they, too, were helped by strong demand from yield-hungry investors. In contrast, the fund's out-of-index investments in Puerto Rico bonds disappointed, as they underperformed due to worries about the U.S. territory's weak economy, deteriorating fiscal situation and large unfunded pension liability.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Investment Changes (Unaudited)

Top Five Sectors as of January 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Special Tax	21.9	22.5
General Obligations	17.3	18.6
Education	15.2	14.3
Water & Sewer	15.1	14.6
Health Care	11.8	11.2
Weighted Average Maturity as of January 31, 2013
		6 months ago
Years	6.9	6.4

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Duration as of January 31, 2013
6 months ago
Years	7.4	7.4

Duration estimates how much a bond fund's price will change with a change in comparable interest rates. If rates rise 1%, for example, a fund with a 5-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example. Duration takes into account any call or put option embedded in the bonds.

Quality Diversification (% of fund's net assets)
As of January 31, 2013	As of July 31, 2012
AAA 13.7%	AAA 10.5%
AA,A 76.7%	AA,A 79.7%
BBB 5.2%	BBB 5.4%
BB and Below 0.5%	BB and Below 0.4%
Not Rated 1.9%	Not Rated 2.9%
Short-Term Investments and Net Other Assets 2.0%	Short-Term Investments and Net Other Assets 1.1%

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Municipal Bonds - 98.0%
	Principal Amount	Value
Guam - 0.2%
Guam Ed. Fing. Foundation Ctfs. of Prtn.:
Series 2006 A, 5% 10/1/23	$ 2,740,000	$ 2,756,166
Series 2008:
5.375% 10/1/14	785,000	814,728
5.875% 10/1/18	1,900,000	2,116,220
		5,687,114
Massachusetts - 94.7%
Ashland Gen. Oblig. 5.25% 5/15/19 (AMBAC Insured)	1,300,000	1,423,786
Auburn Gen. Oblig. 5.125% 6/1/23 (AMBAC Insured)	1,305,000	1,376,579
Berkshire Wind Pwr. Coop. Corp. (Wind Proj.) Series 1, 5.25% 7/1/30	5,000,000	5,484,250
Boston Gen. Oblig.:
Series 2007 B, 5% 3/1/21	7,335,000	8,414,272
Series 2012 A:
5% 4/1/21	8,130,000	10,292,255
5% 4/1/22	2,050,000	2,625,292
Series A, 5% 1/1/17	480,000	520,430
Boston Wtr. & Swr. Commission Rev.:
Series 2009 A:
5% 11/1/25	1,725,000	2,028,169
5% 11/1/26	1,500,000	1,757,865
5% 11/1/28	2,195,000	2,561,148
Sr. Series A:
5.25% 11/1/19	9,395,000	10,807,350
5.75% 11/1/13	375,000	390,386
Braintree Gen. Oblig. Series 2009:
5% 5/15/23	5,000,000	6,024,650
5% 5/15/24	5,050,000	6,051,516
Brockton Gen. Oblig.:
5% 4/1/15 (FSA Insured)	1,000,000	1,090,470
5% 4/1/16 (FSA Insured)	1,000,000	1,127,260
Cambridge Gen. Oblig. Series 12:
5% 1/1/23	865,000	1,086,950
5% 1/1/24	340,000	425,024
Dracut Gen. Oblig.:
5% 5/15/16 (AMBAC Insured)	1,400,000	1,428,224
5% 5/15/19 (AMBAC Insured)	1,000,000	1,018,480
Framingham Gen. Oblig. Series 2012 A:
4% 12/1/20	1,260,000	1,481,483
4% 12/1/24	1,360,000	1,569,957
Hopedale Gen. Oblig. 5% 11/15/19 (AMBAC Insured)	1,000,000	1,062,310
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Lowell Gen. Oblig.:
5% 12/15/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,410,000	$ 1,562,336
5% 12/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,310,000	1,437,908
Lynn Gen. Oblig. 5% 12/1/14	3,560,000	3,813,080
Lynn Wtr. & Swr. Commission Gen. Rev.:
Series 2003 A, 5% 12/1/32 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,026,780
Series 2005 A:
5% 6/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,055,000	2,199,487
5% 6/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,560,000	1,657,952
Marshfield Gen. Oblig.:
5% 11/1/20	1,780,000	2,212,967
5% 11/1/21	1,730,000	2,170,977
Martha's Vineyard Land Bank Rev. Series 2006, 5% 5/1/18 (AMBAC Insured)	1,195,000	1,346,717
Massachusetts Bay Trans. Auth.:
Series 1991 A:
7% 3/1/21 (Escrowed to Maturity)	670,000	760,825
7% 3/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,805,000	3,471,384
Series 1992 B, 6.2% 3/1/16	27,525,000	29,485,881
7% 3/1/21	725,000	960,074
Massachusetts Bay Trans. Auth. Assessment Rev.:
Series 2008 A, 5.25% 7/1/34	24,750,000	29,115,158
Series 2012 A:
5% 7/1/21	14,025,000	17,685,806
5% 7/1/22	6,110,000	7,728,234
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Series 2003 C:
5.25% 7/1/19	4,430,000	5,526,779
5.25% 7/1/21	4,000,000	5,111,400
5.25% 7/1/23	3,950,000	5,094,710
Series 2004 B:
5.25% 7/1/17	2,680,000	3,195,230
5.25% 7/1/21	12,670,000	16,190,360
Series 2005 A, 5% 7/1/24	7,000,000	8,975,540
Series 2005 B, 5.5% 7/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	5,387,520
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Bay Trans. Auth. Sales Tax Rev.: - continued
Series 2006 A:
5.25% 7/1/29	$ 3,005,000	$ 3,972,730
5.25% 7/1/32	6,745,000	8,988,792
Series 2006 B, 5.25% 7/1/21	8,405,000	10,740,329
Series 2006 C:
5% 7/1/22 (Pre-Refunded to 7/1/18 @ 100)	9,900,000	12,042,657
5% 7/1/23 (Pre-Refunded to 7/1/18 @ 100)	10,000,000	12,164,300
Series 2010 B:
5% 7/1/26	1,000,000	1,180,630
5% 7/1/27	865,000	1,018,667
5% 7/1/28	1,000,000	1,175,420
5% 7/1/30	1,000,000	1,162,890
Massachusetts Commonwealth Trans. Fund Rev. (Accelerated Bridge Prog.) Series 2012 A:
5% 6/1/22	14,480,000	18,186,011
5% 6/1/24	6,880,000	8,478,637
5% 6/1/25	12,940,000	15,846,583
Massachusetts Dept. of Agricultural Resources Higher Ed. Rev. (Emerson College Proj.) Series 2006 A:
5% 1/1/14	1,500,000	1,559,370
5% 1/1/17	1,250,000	1,408,238
5% 1/1/18	1,920,000	2,147,597
5% 1/1/19	2,225,000	2,471,886
5% 1/1/20	3,000,000	3,306,750
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev. Series 2010 B:
5% 1/1/15	7,600,000	8,160,348
5% 1/1/22	11,000,000	13,024,880
5% 1/1/25	13,340,000	15,479,603
5% 1/1/26	4,210,000	4,856,319
5% 1/1/27	7,000,000	8,041,250
5% 1/1/30	5,000,000	5,682,850
5% 1/1/35	4,230,000	4,756,804
Massachusetts Dev. Fin. Agcy. Rev.:
(Babson College Proj.) Series 2007 A, 5% 10/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,165,000	1,299,266
(Boston College Proj.) Series P:
5% 7/1/20	2,500,000	2,882,025
5% 7/1/21	3,090,000	3,555,045
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Boston Univ. Proj.):
Series T1, 5% 10/1/39 (AMBAC Insured)	$ 10,000,000	$ 10,654,100
Series U4, 5.7% 10/1/40	3,100,000	3,456,841
(Brandeis Univ. Proj.) Series N:
5% 10/1/23	1,040,000	1,175,710
5% 10/1/24	1,210,000	1,365,170
(Carleton-Willard Village Proj.) Series 2010:
4.75% 12/1/20	3,355,000	3,712,475
5.25% 12/1/25	820,000	901,155
5.625% 12/1/30	1,000,000	1,096,750
(College of the Holy Cross Proj.):
Series 2008 A, 5% 9/1/26	1,500,000	1,759,470
Series 2008 B, 5% 9/1/22	1,100,000	1,305,062
(Deerfield Academy Proj.) 5% 10/1/40	10,500,000	12,230,820
(Partners HealthCare Sys. Proj.) Series 2011 K6, 5.375% 7/1/41	7,000,000	7,942,270
(Regis College Proj.) Series 1998:
5.25% 10/1/18	1,475,000	1,476,269
5.5% 10/1/28	5,660,000	5,660,396
(Tufts Med. Ctr. Proj.) Series I, 6.25% 1/1/27	8,500,000	10,357,590
Bonds (Dominion Energy Brayton Point Proj.) Series 2010 A, 2.25%, tender 9/1/16 (b)	12,650,000	13,050,120
Series 2008, 5.75% 9/1/25	9,500,000	11,232,040
Series 2010 B1, 5% 10/15/40	32,510,000	38,041,577
Series 2010 B2, 5.25% 2/1/34	5,000,000	6,107,550
Series 2011 B, 5% 7/1/41	6,520,000	7,287,078
Series 2011 H:
5.125% 7/1/26	5,500,000	6,231,390
5.5% 7/1/31	7,750,000	8,821,593
Series 2011:
5% 10/1/20	1,215,000	1,456,299
5% 7/1/41	5,000,000	5,588,250
5.25% 10/1/41	5,485,000	6,131,023
Series 2012 C:
5.25% 7/1/25	2,000,000	2,256,140
5.25% 7/1/26	2,000,000	2,239,220
Series 2012 G:
5% 10/1/23	2,245,000	2,614,729
5% 10/1/24	1,625,000	1,877,769
5% 10/1/25	1,600,000	1,840,976
5% 10/1/26	1,170,000	1,339,498
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
Series 2012 G: - continued
5% 10/1/27	$ 1,235,000	$ 1,406,863
5% 10/1/28	1,240,000	1,406,532
Series 2012 J, 5% 7/1/42	7,000,000	8,059,170
Series 2013 F:
4% 7/1/32 (a)	2,050,000	2,106,232
4% 7/1/43 (a)	18,000,000	18,014,580
5% 7/1/27 (a)	1,300,000	1,515,696
5% 7/1/37 (a)	1,700,000	1,908,114
Series 2013, 5% 7/1/21 (a)	1,085,000	1,292,181
Series I, 6.875% 1/1/41	9,500,000	11,442,275
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev.:
Bonds:
(Waste Mgmt., Inc. Proj.) Series 2002, 5.5%, tender 5/1/14 (b)(c)	10,250,000	10,833,328
Series 2009, 5.75%, tender 5/1/19 (b)	2,000,000	2,452,260
Series 2006, 5% 2/1/36 (c)	7,520,000	7,932,923
Massachusetts Edl. Fing. Auth. Rev.:
Series 2010 A:
5.5% 1/1/17	3,000,000	3,422,850
5.5% 1/1/22	3,500,000	4,049,080
5.5% 1/1/23 (c)	1,980,000	2,162,576
Series 2010 B:
4.5% 1/1/16 (c)	785,000	831,213
4.8% 1/1/17 (c)	2,380,000	2,571,376
Massachusetts Gen. Oblig.:
Series 2001 D:
5.5% 11/1/20	1,000,000	1,287,830
5.5% 11/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,575,660
Series 2004 A, 5.5% 8/1/30	2,000,000	2,762,820
Series 2004 B, 5.25% 8/1/22	15,000,000	19,329,150
Series 2006 B:
5.25% 9/1/22	5,360,000	6,919,278
5.25% 9/1/23	9,400,000	12,214,736
Series 2006 D, 5% 8/1/19	8,990,000	10,253,185
Series 2007 A, 0.78% 5/1/37 (b)	20,250,000	19,740,105
Series 2007 C:
5% 8/1/37	36,375,000	40,689,075
5.25% 8/1/21 (AMBAC Insured)	980,000	1,157,654
5.25% 8/1/22	4,085,000	4,811,762
5.25% 8/1/23	12,960,000	15,247,051
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Gen. Oblig.: - continued
Series 2007 C: - continued
5.25% 8/1/24	$ 6,550,000	$ 7,687,080
5.25% 8/1/25 (FSA Insured)	10,000,000	11,697,900
Series 2008 A:
5% 8/1/20	1,615,000	1,936,256
5% 8/1/22	3,685,000	4,379,254
5% 8/1/24	7,380,000	8,710,540
Series 2009 A:
5% 3/1/29	1,520,000	1,799,543
5% 3/1/39	17,000,000	18,884,280
Series 2009 B, 5% 7/1/24	1,800,000	2,180,934
Series 2011 A:
5% 4/1/26	5,425,000	6,548,735
5% 4/1/28	5,880,000	7,034,950
Series 2011 B:
5% 8/1/23	5,770,000	7,117,295
5% 8/1/24	1,750,000	2,151,713
Series 2011 D, 5% 10/1/24	7,860,000	9,655,224
Series 2012 B, 5% 6/1/25	12,855,000	15,664,846
Series C, 5.5% 12/1/22	7,800,000	10,255,908
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.) Series 2009 I, 5.75% 7/1/36	7,500,000	8,342,325
(Berklee College of Music Proj.) Series 2007 A:
5% 10/1/16	1,000,000	1,137,810
5% 10/1/19	3,290,000	3,802,648
5% 10/1/21	3,270,000	3,719,527
5% 10/1/23	2,000,000	2,254,960
5% 10/1/25	5,950,000	6,646,864
(Blood Research Institute Proj.) Series A, 6.5% 2/1/22 (d)	9,075,000	9,119,014
(Cape Cod Healthcare Proj.) Series 2004 D:
5% 11/15/31 (Assured Guaranty Corp. Insured)	2,000,000	2,155,740
5.125% 11/15/35 (Assured Guaranty Corp. Insured)	1,000,000	1,075,370
6% 11/15/28 (Assured Guaranty Corp. Insured)	2,735,000	3,149,571
(CareGroup, Inc. Proj.):
Series 2008 B1, 5.375% 2/1/27 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,154,360
Series 2008 B2:
5% 2/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	800,000	886,392
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(CareGroup, Inc. Proj.) Series 2008 B2: - continued
5.375% 2/1/26 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 1,750,000	$ 2,040,728
5.375% 2/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,000,000	2,292,100
Series 2008 D:
5.25% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,500,000	1,736,910
5.25% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,450,000	1,663,049
5.25% 7/1/22 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,146,930
5.25% 7/1/24 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,900,000	2,167,767
Series 2008 E1:
5% 7/1/28	2,525,000	2,800,452
5.125% 7/1/33	2,000,000	2,248,800
5.125% 7/1/38	4,040,000	4,516,639
5.375% 7/1/21	10,850,000	12,578,405
Series 2008 E2:
5.375% 7/1/23	3,500,000	4,042,115
5.375% 7/1/24	5,015,000	5,780,740
5.375% 7/1/25	3,500,000	4,078,900
(Catholic Health East Proj.) Series 2010, 5% 11/15/18	1,005,000	1,150,986
(Children's Hosp. Proj.) Series 2009 M, 5.5% 12/1/39	20,000,000	22,537,200
(Emerson Hosp. Proj.) Series 2005 E, 5% 8/15/35 (Radian Asset Assurance, Inc. Insured)	2,500,000	2,417,950
(Harvard Univ. Proj.) Series 2009 A, 5.5% 11/15/36	1,025,000	1,227,837
(Lahey Clinic Med. Ctr. Proj.) Series 2005 C:
5% 8/15/30 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,190,000	5,395,835
5% 8/15/33 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,000,000	5,135,950
(Massachusetts Institute of Technology Proj.):
Series 2008 N, 5% 7/1/19	3,000,000	3,545,760
Series 2008 O, 6% 7/1/36	20,500,000	25,489,290
Series L, 5% 7/1/23	3,990,000	5,165,853
(Northeastern Univ. Proj.):
Series 2008 R:
5% 10/1/16	600,000	683,148
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Northeastern Univ. Proj.) Series 2008 R: - continued
5% 10/1/17	$ 750,000	$ 877,178
5% 10/1/18	500,000	594,840
5% 10/1/20	2,000,000	2,322,780
5% 10/1/22	1,160,000	1,318,584
5% 10/1/27	3,030,000	3,357,937
5% 10/1/28	1,000,000	1,104,380
5% 10/1/33	5,000,000	5,429,700
Series 2009 Y1:
5% 10/1/15	1,425,000	1,579,541
5% 10/1/16	1,495,000	1,705,062
5% 10/1/17	1,570,000	1,836,225
5% 10/1/19	1,730,000	2,073,336
Series 2009 Y2:
5% 10/1/16	1,090,000	1,243,156
5% 10/1/17	1,145,000	1,339,158
5% 10/1/18	1,215,000	1,446,919
(Partners HealthCare Sys., Inc. Proj.):
Series 2005 F:
5% 7/1/17	1,410,000	1,546,544
5% 7/1/19	1,760,000	1,923,381
5% 7/1/20	2,350,000	2,568,738
5% 7/1/21	1,150,000	1,253,017
5% 7/1/22	1,855,000	2,016,088
Series 2007 G:
5% 7/1/18	1,500,000	1,740,360
5% 7/1/20	1,300,000	1,478,373
5% 7/1/22	1,350,000	1,540,769
5% 7/1/27	7,750,000	8,536,315
5% 7/1/28	5,515,000	6,055,249
Series 2009 I3:
5% 7/1/21	2,300,000	2,711,355
5% 7/1/22	5,000,000	5,812,650
Series 2010 J1, 5% 7/1/39	23,500,000	25,931,780
(South Shore Hosp. Proj.) Series F:
5.625% 7/1/19	370,000	370,825
5.75% 7/1/29	6,370,000	6,380,383
(Tufts Univ. Proj.):
Series 2008 O, 5.375% 8/15/38	4,500,000	5,288,445
Series J, 5.5% 8/15/17	500,000	602,560
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(UMass Memorial Proj.) Series 2010 G, 5% 7/1/17	$ 2,215,000	$ 2,492,850
(UMass Worcester Proj.) Series 2005 D:
5% 10/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,040,000	3,227,203
5% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,735,000	3,950,435
(Wellesley College Proj.) Series II:
5% 7/1/19	1,975,000	2,009,484
5% 7/1/20	2,075,000	2,110,794
(Williams College Proj.):
Series 2003 H, 5% 7/1/20	1,005,000	1,022,336
Series 2006 L:
5% 7/1/17	1,000,000	1,143,360
5% 7/1/18	1,000,000	1,139,730
5% 7/1/19	1,695,000	1,923,876
5% 7/1/20	2,410,000	2,724,168
5% 7/1/21	2,535,000	2,858,187
(Winchester Hosp. Proj.) Series 2010 H, 5.25% 7/1/38	18,975,000	21,058,835
(Woods Hole Oceanographic Institution Proj.) Series 2008 B:
5.25% 6/1/25	1,760,000	2,021,483
5.375% 6/1/30	8,000,000	9,130,640
(Worcester City Campus Proj.) Series 2007 E:
5% 10/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,130,000	2,400,659
5% 10/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,985,000	2,239,517
5% 10/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,350,000	1,513,850
5% 10/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,465,000	2,757,645
Bonds:
(Baystate Health Sys. Proj.) Series 2009 K, 5%, tender 7/1/15 (b)	3,000,000	3,218,340
(Univ. of Massachusetts Proj.) Series 2000 A, 2.2%, tender 4/1/13 (b)	4,000,000	4,012,000
Series 2005 D:
5.25% 7/1/30	3,000,000	3,080,910
5.375% 7/1/35	1,160,000	1,191,900
Series 2008 E2. 5.375% 7/1/21	2,075,000	2,405,548
Series 2010 H, 5% 7/1/16	1,000,000	1,123,570
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Series E, 5% 7/15/27	$ 7,195,000	$ 7,437,759
5% 7/1/17	115,000	117,075
5% 7/1/19	130,000	132,318
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. (Nuclear #6 Proj.) Series 2012 A:
5% 7/1/15	5,500,000	6,047,855
5% 7/1/16	3,700,000	4,187,623
Massachusetts Port Auth. Rev.:
Series 2005 A:
5% 7/1/18 (AMBAC Insured)	5,205,000	5,723,470
5% 7/1/21 (AMBAC Insured)	5,010,000	5,472,573
Series 2007 C:
5% 7/1/17 (FSA Insured) (c)	1,660,000	1,906,012
5% 7/1/22 (FSA Insured) (c)	6,140,000	6,754,921
5% 7/1/27 (FSA Insured) (c)	5,000,000	5,322,500
Series 2010 A:
5% 7/1/34	2,000,000	2,356,780
5% 7/1/40	12,000,000	13,858,440
Series 2012 A, 5% 7/1/42 (c)	9,600,000	10,680,192
Series 2012 B:
5% 7/1/25	4,150,000	5,049,637
5% 7/1/27	6,570,000	7,908,375
5% 7/1/28	5,030,000	6,017,490
Massachusetts Port Auth. Spl. Facilities Rev.:
(BosFuel Corp. Proj.) Series 2007:
5% 7/1/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,500,000	1,614,555
5% 7/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,000,000	1,071,690
5% 7/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,560,000	1,661,275
5% 7/1/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured) (c)	1,000,000	1,060,300
(ConRAC Proj.) Series 2011 A, 5.125% 7/1/41	10,000,000	10,915,300
(Delta Air Lines, Inc. Proj.) Series 2001 A:
5.5% 1/1/14 (AMBAC Insured) (c)	6,040,000	6,059,388
5.5% 1/1/15 (AMBAC Insured) (c)	5,000,000	5,015,850
5.5% 1/1/16 (AMBAC Insured) (c)	5,000,000	5,015,650
5.5% 1/1/17 (AMBAC Insured) (c)	5,555,000	5,572,165
5.5% 1/1/18 (AMBAC Insured) (c)	6,000,000	6,018,360
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Port Auth. Spl. Facilities Rev.: - continued
(Delta Air Lines, Inc. Proj.) Series 2001 A: - continued
5.5% 1/1/19 (AMBAC Insured) (c)	$ 5,000,000	$ 5,046,550
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev.:
Series 2007 A:
4.75% 8/15/32	2,685,000	2,987,089
5% 8/15/37	6,605,000	7,458,630
Series 2011 B:
5% 10/15/41	35,000,000	40,407,500
5.25% 10/15/35	12,500,000	15,094,875
Series 2012 A:
5% 8/15/23	25,000,000	31,304,250
5% 8/15/24	27,500,000	34,273,250
5% 8/15/25	63,475,000	78,430,334
5% 8/15/30 (Pre-Refunded to 8/15/15 @ 100)	42,475,000	47,395,304
Series 2012 B:
5% 8/15/27	10,000,000	12,221,700
5% 8/15/28	12,000,000	14,586,120
5% 8/15/29	11,000,000	13,308,130
5% 8/15/30	20,000,000	24,083,800
Massachusetts Spl. Oblig. Dedicated Tax Rev.:
Series 2004, 5.25% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,935,000	6,889,407
Series 2005:
5% 1/1/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,500,000	2,935,650
5.5% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,000,000	1,258,690
5.5% 1/1/34 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	4,000,000	5,055,080
Massachusetts Spl. Oblig. Rev. Series 2005 A:
5% 6/1/23 (FSA Insured)	2,000,000	2,180,260
5.5% 6/1/16 (FSA Insured)	3,000,000	3,472,020
5.5% 6/1/18 (FSA Insured)	9,740,000	12,023,153
5.5% 6/1/19	10,000,000	12,554,800
Massachusetts State College Bldg. Auth. Rev.:
Series 2002 A, 0% 5/1/22 (Escrowed to Maturity)	2,250,000	1,814,828
Series 2003 B:
0% 5/1/28 (XL Cap. Assurance, Inc. Insured)	6,080,000	3,804,621
5.375% 5/1/18 (XL Cap. Assurance, Inc. Insured)	1,100,000	1,338,106
5.375% 5/1/20 (XL Cap. Assurance, Inc. Insured)	1,825,000	2,302,639
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts State College Bldg. Auth. Rev.: - continued
Series 2006 A:
5% 5/1/31 (Pre-Refunded to 5/1/16 @ 100)	$ 5,000,000	$ 5,713,250
5% 5/1/36 (AMBAC Insured)	9,220,000	10,227,008
Series 2008 A:
5% 5/1/19 (Assured Guaranty Corp. Insured)	1,730,000	2,053,129
5% 5/1/20 (Assured Guaranty Corp. Insured)	2,130,000	2,519,534
5% 5/1/21 (Assured Guaranty Corp. Insured)	2,440,000	2,870,026
5% 5/1/22 (Assured Guaranty Corp. Insured)	2,430,000	2,843,537
5% 5/1/23 (Assured Guaranty Corp. Insured)	2,490,000	2,908,295
Series 2009 A:
5.375% 5/1/34	2,300,000	2,688,378
5.5% 5/1/39	7,000,000	8,161,860
5.5% 5/1/49	3,440,000	3,934,259
5.75% 5/1/49	10,000,000	11,640,100
Series 2009 B:
5% 5/1/28	1,000,000	1,166,010
5% 5/1/35	5,500,000	6,260,595
5% 5/1/40	4,625,000	5,155,765
Series 2012 A:
5% 5/1/36	5,000,000	5,841,000
5% 5/1/41	10,000,000	11,489,800
Series 2012 B:
5% 5/1/29	2,000,000	2,399,160
5% 5/1/30	1,870,000	2,233,023
5% 5/1/37	3,075,000	3,567,892
5% 5/1/43	11,125,000	12,753,589
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.:
Series 1997 C, 0% 1/1/23 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	1,800,000	1,349,406
Sr. Series A:
0% 1/1/25 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	5,110,000	3,534,638
0% 1/1/28 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	7,700,000	4,692,765
0% 1/1/29 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	33,195,000	19,326,129
Sr. Series C:
0% 1/1/16 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	3,000,000	2,882,490
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Tpk. Auth. Metropolitan Hwy. Sys. Rev.: - continued
Sr. Series C: - continued
0% 1/1/17 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 7,705,000	$ 7,254,103
0% 1/1/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	13,815,000	12,254,458
Massachusetts Wtr. Poll. Abatement Trust:
(Pool Prog.):
Series 10:
5% 8/1/22	305,000	323,358
5% 8/1/29	1,765,000	1,868,270
5% 8/1/34	150,000	158,456
5.25% 8/1/15	2,435,000	2,616,213
Series 12:
5% 8/1/19	13,995,000	15,904,478
5% 8/1/20	9,570,000	10,829,986
Series 13:
5% 8/1/19	3,740,000	4,427,599
5% 8/1/20	5,145,000	6,075,988
5% 8/1/21	5,350,000	6,315,461
5% 8/1/22	8,355,000	9,854,723
5% 8/1/23	6,385,000	7,515,656
5% 8/1/24	1,000,000	1,173,710
Series 2004 A:
5.25% 2/1/18	6,300,000	7,661,493
5.25% 8/1/22	6,525,000	8,480,543
5.25% 2/1/23	1,390,000	1,795,727
5.25% 2/1/24	1,170,000	1,520,637
5.25% 8/1/24	3,780,000	4,944,769
Series 4, 5.125% 8/1/14	70,000	70,260
Series 6:
5.25% 8/1/19	30,000	30,107
5.625% 8/1/14	115,000	115,473
5.625% 8/1/15	25,000	25,103
5.625% 8/1/16	485,000	486,945
Series 8:
5% 8/1/17	110,000	110,381
5% 8/1/20	105,000	105,344
Series 9, 5.25% 8/1/33	595,000	605,859
Series 14:
5% 8/1/25	4,950,000	6,014,003
5% 8/1/32	5,685,000	6,759,920
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Wtr. Poll. Abatement Trust: - continued
Series 14: - continued
5% 8/1/38	$ 8,390,000	$ 9,869,912
Series 2, 5.25% 2/1/17	95,000	95,332
Series 2002 A, 5.25% 8/1/20	680,000	682,251
Series 2010 A, 5% 8/1/21	9,000,000	11,209,050
Series 2012 A:
5% 8/1/26	5,940,000	7,345,879
5% 8/1/27	5,900,000	7,262,369
5% 8/1/28	6,570,000	8,049,367
Series 6, 5.5% 8/1/30	6,745,000	6,766,044
5% 8/1/21	7,520,000	9,209,293
5% 8/1/22	4,290,000	5,232,856
5% 8/1/23	5,000,000	6,064,400
5% 8/1/24	4,215,000	5,092,057
5% 8/1/25	4,965,000	5,964,206
5% 8/1/26	3,205,000	3,832,603
5% 8/1/27	2,460,000	2,933,427
5% 8/1/28	3,480,000	4,130,969
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. (MWRA Ln. Prog.):
Series 1993 A, 5.45% 2/1/13 (Escrowed to Maturity)	135,000	135,000
Series 1998 A, 5.25% 8/1/13	330,000	331,280
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Series 1992 A, 6.5% 7/15/19 (Escrowed to Maturity)	21,960,000	25,982,413
Series 1998 B:
5.5% 8/1/15 (Escrowed to Maturity)	1,500,000	1,665,660
5.5% 8/1/16 (Escrowed to Maturity)	1,425,000	1,668,419
Series 2002 J, 5.5% 8/1/20	1,000,000	1,276,650
Series 2005 A:
5.25% 8/1/21	12,645,000	15,035,031
5.25% 8/1/24	9,000,000	10,661,850
Series 2006 A, 5% 8/1/41	9,000,000	10,021,320
Series 2007 A:
5% 8/1/23 (FSA Insured)	2,000,000	2,315,460
5% 8/1/25 (FSA Insured)	2,000,000	2,306,980
5% 8/1/26 (FSA Insured)	2,000,000	2,301,900
5% 8/1/27 (FSA Insured)	2,000,000	2,296,840
5% 8/1/28 (FSA Insured)	2,000,000	2,287,580
Series 2009 A:
5% 8/1/34	6,350,000	7,470,077
5% 8/1/39	8,360,000	9,740,821
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.: - continued
Series 2009 B, 5% 8/1/22	$ 2,540,000	$ 3,047,721
Series 2011 B, 5% 8/1/41	16,000,000	18,279,360
Series 2011 C:
5% 8/1/23	6,070,000	7,463,915
5% 8/1/24	22,090,000	27,008,780
5% 8/1/25	14,235,000	17,330,543
5.25% 8/1/42	8,425,000	9,905,357
Series 2012 A, 5% 8/1/37	8,000,000	9,327,120
Series J, 5% 8/1/42	100,000	100,245
Monson Gen. Oblig. 5.25% 11/1/21 (AMBAC Insured)	1,000,000	1,039,820
Newton Gen. Oblig. Series 2009 A:
4% 4/1/23	1,490,000	1,670,931
5% 4/1/20	1,840,000	2,242,666
5% 4/1/21	1,915,000	2,302,673
Pittsfield Gen. Oblig.:
4% 3/1/15	1,555,000	1,657,723
4% 3/1/16	3,355,000	3,671,578
Plymouth Gen. Oblig.:
Series 2009:
5% 5/15/23	1,255,000	1,487,439
5% 5/15/25	1,150,000	1,344,419
5% 10/15/15	500,000	559,280
5% 10/15/16	1,675,000	1,939,215
5% 10/15/17	1,665,000	1,983,997
5% 10/15/19	500,000	620,045
Randolph Gen. Oblig.:
5% 9/1/16 (AMBAC Insured)	1,170,000	1,259,330
5% 9/1/18 (AMBAC Insured)	1,090,000	1,172,862
5% 9/1/19 (AMBAC Insured)	1,085,000	1,164,986
Reading Gen. Oblig. Series 2012:
5% 2/1/20	1,165,000	1,434,581
5% 2/1/22	1,245,000	1,554,370
5% 2/1/23	1,185,000	1,490,766
Revere Gen. Oblig. Series 2009:
5% 4/1/28	515,000	579,880
5% 4/1/39	2,000,000	2,163,600
5.5% 4/1/27	2,510,000	2,910,646
Salem Gen. Oblig.:
5% 1/15/19 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	140,000	141,789
Municipal Bonds - continued
	Principal Amount	Value
Massachusetts - continued
Salem Gen. Oblig.: - continued
5% 1/15/20 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 120,000	$ 121,514
Springfield Gen. Oblig. Series 2007:
5% 8/1/15 (FSA Insured)	1,000,000	1,107,220
5% 8/1/16 (FSA Insured)	8,000,000	9,147,840
5% 8/1/17 (FSA Insured)	5,000,000	5,797,200
5% 8/1/18 (FSA Insured)	7,210,000	8,301,378
5.75% 8/1/14 (FSA Insured)	4,000,000	4,320,480
Springfield Wtr. & Swr. Commission Rev. Series 2008 A:
5.75% 10/15/26 (Assured Guaranty Corp. Insured)	1,000,000	1,197,280
5.75% 10/15/27 (Assured Guaranty Corp. Insured)	1,000,000	1,193,720
5.75% 10/15/28 (Assured Guaranty Corp. Insured)	1,000,000	1,188,990
Taunton Gen. Oblig.:
5% 12/1/15	2,350,000	2,615,080
5% 12/1/16	2,340,000	2,674,948
5% 12/1/17	1,965,000	2,304,749
Univ. of Massachusetts Bldg. Auth. Facilities Rev.:
Series 2004 1, 5.375% 11/1/16 (AMBAC Insured)	1,305,000	1,398,451
Series 2008 2, 5% 5/1/38 (FSA Insured)	20,605,000	23,075,952
Woods Hole, Martha's Vineyard & Nantucket Steamship Auth. Series 2004 B, 5% 3/1/17	3,300,000	3,593,535
Worcester Gen. Oblig.:
Series 2001 A:
5.25% 8/15/21 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	310,000	310,942
5.5% 8/15/13 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	245,000	245,982
5.5% 8/15/18 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	220,000	220,803
Series 2001 B, 5.5% 10/1/14 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	225,000	225,896
		2,423,945,197
Puerto Rico - 2.7%
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Series 2002 E, 5.5% 7/1/21 (FSA Insured)	1,700,000	1,923,193
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig.:
Series 2006 A, 3.062% 7/1/21 (FGIC Insured) (b)	5,400,000	4,999,698
Series 2007 A, 5.5% 7/1/21 (FGIC Insured)	8,000,000	8,688,480
Puerto Rico Pub. Bldg. Auth. Rev. Bonds Series M2, 5.75%, tender 7/1/17 (b)	3,100,000	3,357,362
Municipal Bonds - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev.:
Series 2007 A:
0% 8/1/41 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	$ 47,350,000	$ 9,844,065
0% 8/1/42 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	6,220,000	1,220,302
0% 8/1/45 (Nat'l. Pub. Fin. Guarantee Corp. Insured)	2,100,000	346,878
0% 8/1/47 (AMBAC Insured)	48,100,000	7,088,016
Series 2009 A:
6% 8/1/42	3,800,000	4,171,412
6.5% 8/1/44	5,345,000	5,998,212
Series 2010 A, 0% 8/1/33	23,950,000	7,601,970
Series 2011 C:
0% 8/1/38	4,960,000	1,237,966
0% 8/1/39	43,460,000	10,167,032
0% 8/1/41	6,775,000	1,408,523
		68,053,109
Virgin Islands - 0.4%
Virgin Islands Pub. Fin. Auth.:
Series 2004 A:
5% 10/1/13	700,000	716,282
5.25% 10/1/16	750,000	798,225
Series 2009 A, 6.75% 10/1/37	4,000,000	4,657,240
Series 2009 A1, 5% 10/1/39	1,500,000	1,576,080
Series 2009 B, 5% 10/1/25	2,800,000	3,066,448
		10,814,275
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $2,321,307,062)	2,508,499,695
NET OTHER ASSETS (LIABILITIES) - 2.0%	50,630,234
NET ASSETS - 100%	$ 2,559,129,929
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(c) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $9,119,014 or 0.4% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Massachusetts Health & Edl. Facilities Auth. Rev. (Blood Research Institute Proj.) Series A, 6.5% 2/1/22	9/3/92	$ 8,511,715
Other Information

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows (Unaudited):
Special Tax	21.9%
General Obligations	17.3%
Education	15.2%
Water & Sewer	15.1%
Health Care	11.8%
Transportation	8.9%
Others* (Individually Less Than 5%)	9.8%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,321,307,062)		$ 2,508,499,695
Cash		49,021,918
Receivable for fund shares sold		1,265,041
Interest receivable		30,401,145
Prepaid expenses		5,259
Other receivables		7,697
Total assets		2,589,200,755

Liabilities
Payable for investments purchased Regular delivery	$ 64,306
Delayed delivery	24,736,172
Payable for fund shares redeemed	1,618,646
Distributions payable	2,257,608
Accrued management fee	777,989
Other affiliated payables	563,772
Other payables and accrued expenses	52,333
Total liabilities		30,070,826

Net Assets		$ 2,559,129,929
Net Assets consist of:
Paid in capital		$ 2,359,765,202
Undistributed net investment income		437,266
Accumulated undistributed net realized gain (loss) on investments		11,734,828
Net unrealized appreciation (depreciation) on investments		187,192,633
Net Assets, for 201,621,413 shares outstanding		$ 2,559,129,929
Net Asset Value, offering price and redemption price per share ($2,559,129,929 ÷ 201,621,413 shares)		$ 12.69

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Interest		$ 94,195,969

Expenses
Management fee	$ 9,128,246
Transfer agent fees	1,736,983
Accounting fees and expenses	441,576
Custodian fees and expenses	30,161
Independent trustees' compensation	9,136
Registration fees	24,703
Audit	56,314
Legal	12,270
Miscellaneous	20,851
Total expenses before reductions	11,460,240
Expense reductions	(29,107)	11,431,133
Net investment income (loss)		82,764,836
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		28,659,075
Change in net unrealized appreciation (depreciation) on investment securities		862,713
Net gain (loss)		29,521,788
Net increase (decrease) in net assets resulting from operations		$ 112,286,624

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 82,764,836	$ 81,004,140
Net realized gain (loss)	28,659,075	9,338,132
Change in net unrealized appreciation (depreciation)	862,713	198,102,188
Net increase (decrease) in net assets resulting from operations	112,286,624	288,444,460
Distributions to shareholders from net investment income	(82,472,423)	(81,130,118)
Distributions to shareholders from net realized gain	(16,730,453)	(7,520,465)
Total distributions	(99,202,876)	(88,650,583)
Share transactions Proceeds from sales of shares	458,087,423	373,847,502
Reinvestment of distributions	66,448,833	60,250,869
Cost of shares redeemed	(348,460,582)	(359,151,890)
Net increase (decrease) in net assets resulting from share transactions	176,075,674	74,946,481
Redemption fees	10,742	7,463
Total increase (decrease) in net assets	189,170,164	274,747,821

Net Assets
Beginning of period	2,369,959,765	2,095,211,944
End of period (including undistributed net investment income of $437,266 and undistributed net investment income of $207,342, respectively)	$ 2,559,129,929	$ 2,369,959,765
Other Information Shares
Sold	36,173,787	31,161,657
Issued in reinvestment of distributions	5,224,496	5,007,200
Redeemed	(27,488,680)	(30,226,031)
Net increase (decrease)	13,909,603	5,942,826

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 11.53	$ 11.83	$ 11.25	$ 11.87
Income from Investment Operations
Net investment income (loss) B	.420	.448	.453	.453	.464
Net realized and unrealized gain (loss)	.141	1.142	(.300)	.581	(.606)
Total from investment operations	.561	1.590	.153	1.034	(.142)
Distributions from net investment income	(.418)	(.449)	(.453)	(.453)	(.463)
Distributions from net realized gain	(.083)	(.041)	-	- D	(.015)
Total distributions	(.501)	(.490)	(.453)	(.454) E	(.478)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 12.69	$ 12.63	$ 11.53	$ 11.83	$ 11.25
Total Return A	4.51%	14.09%	1.22%	9.34%	(1.13)%
Ratios to Average Net Assets C
Expenses before reductions	.46%	.46%	.46%	.47%	.46%
Expenses net of fee waivers, if any	.46%	.46%	.46%	.47%	.46%
Expenses net of all reductions	.46%	.46%	.46%	.46%	.44%
Net investment income (loss)	3.31%	3.74%	3.79%	3.91%	4.09%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,559,130	$ 2,369,960	$ 2,095,212	$ 2,371,417	$ 1,932,144
Portfolio turnover rate	19%	11%	11%	3%	14%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

E Total distributions of $.454 per share is comprised of distributions from net investment income of $.4534 and distributions from net realized gain of $.0003 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Investment Changes/Performance (Unaudited)

Effective Maturity Diversification
Days	% of fund's investments 1/31/13	% of fund's investments 7/31/12	% of fund's investments 1/31/12
1 - 7	75.0	85.6	76.8
8 - 30	3.0	3.3	3.5
31 - 60	4.4	2.2	5.0
61 - 90	5.4	1.4	6.9
91 - 180	8.8	3.6	5.0
> 180	3.4	3.9	2.8
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Weighted Average Maturity
	1/31/13	7/31/12	1/31/12
Fidelity Massachusetts Municipal Money Market Fund	31 Days	22 Days	27 Days
Massachusetts Tax-Free Money Market Funds Average*	31 Days	24 Days	29 Days

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life
	1/31/13	7/31/12	1/31/12
Fidelity Massachusetts Municipal Money Market Fund	31 Days	23 Days	30 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

* Source: iMoneyNet, Inc.

Annual Report

Asset Allocation (% of fund's net assets)
As of January 31, 2013	As of July 31, 2012
Variable Rate Demand Notes (VRDNs) 60.5%	Variable Rate Demand Notes (VRDNs) 66.2%
Other Municipal Debt 26.9%	Other Municipal Debt 18.8%
Investment Companies 12.3%	Investment Companies 13.6%
Net Other Assets (Liabilities) 0.3%	Net Other Assets (Liabilities) 1.4%

Current and Historical Seven-Day Yields

	1/31/13	10/31/12	7/31/12	4/30/12	1/30/12
Fidelity Massachusetts Municipal Money Market Fund	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2013 the most recent period shown in the table, would have been -0.36%.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Investments January 31, 2013

Showing Percentage of Net Assets

Variable Rate Demand Note - 60.5%
	Principal Amount	Value
Alabama - 0.1%
Decatur Indl. Dev. Board Exempt Facilities Rev. (Nucor Steel Decatur LLC Proj.) Series 2003 A, 0.34% 2/7/13, VRDN (a)(d)	$ 3,500,000	$ 3,500,000
Colorado - 0.1%
Colorado Reg'l. Trans. District Sales Tax Rev. Participating VRDN Series MT 741, 0.09% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	7,360,000	7,360,000
Delaware - 0.1%
Delaware Econ. Dev. Auth. Rev. (Delmarva Pwr. & Lt. Co. Proj.) Series 1999 A, 0.28% 2/7/13, VRDN (a)	4,400,000	4,400,000
Illinois - 0.4%
Chicago Board of Ed. Series 2010 A, 0.12% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	24,820,000	24,820,000
Indiana - 0.1%
Michigan City Ltd. Oblig. Rev. (Palatek Proj.) 0.2% 2/7/13, LOC Comerica Bank, VRDN (a)(d)	4,110,000	4,110,000
Louisiana - 0.0%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1:
0.29% 2/7/13, VRDN (a)	1,400,000	1,400,000
0.31% 2/7/13, VRDN (a)	1,000,000	1,000,000
		2,400,000
Maine - 0.1%
Maine Pub. Util. Fin. Pub. Util. Rev. (Maine Pub. Svc. Co. Proj.) Series 2000, 0.24% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	9,000,000	9,000,000
Massachusetts - 57.0%
Boston Indl. Dev. Rev. (New Boston Seafood Ctr., Inc. Proj.) Series 1997, 0.19% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	2,360,000	2,360,000
Boston Wtr. & Swr. Commission Rev. Series 1994 A, 0.07% 2/7/13, LOC State Street Bank & Trust Co., Boston, VRDN (a)	15,900,000	15,900,000
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Participating VRDN:
Series Clipper 07 18, 0.13% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	101,175,000	101,175,000
Series PT 4368, 0.11% 2/7/13 (Liquidity Facility Wells Fargo & Co.) (a)(e)	15,025,000	15,025,000
Series ROC II R 11933, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	6,000,000	6,000,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Bay Trans. Auth. Sales Tax Rev.: - continued
Series 2008 A1, 0.1% 2/7/13 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	$ 102,500,000	$ 102,500,000
Series 2008 A2, 0.09% 2/7/13 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	91,165,000	91,165,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN Series WF 12 30 C, 0.1% 2/7/13 (Liquidity Facility Wells Fargo Bank NA) (a)(e)	13,320,000	13,320,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.15% 2/7/13, LOC Citibank NA, VRDN (a)	48,400,000	48,400,000
Series 2010 A2, 0.09% 2/7/13, LOC Wells Fargo Bank NA, VRDN (a)	99,565,000	99,565,000
Series 2010 A3, 0.1% 2/7/13, LOC Bank of America NA, VRDN (a)	79,345,000	79,345,000
Massachusetts Dev. Fin. Agcy. Indl. Dev. Rev.:
(Charm Sciences, Inc. Proj.) Series 1999 A, 0.39% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	1,700,000	1,700,000
(Monkiewicz Realty Trust Proj.) 0.34% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	2,880,000	2,880,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev.:
(Archstone Reading Apts. Proj.) Series 2004 A, 0.12% 2/7/13, LOC Freddie Mac, VRDN (a)(d)	24,840,000	24,840,000
(Avalon Acton Apts. Proj.) Series 2006, 0.13% 2/7/13, LOC Fannie Mae, VRDN (a)(d)	38,500,000	38,500,000
(Casco Crossing Proj.) 0.12% 2/7/13, LOC Fannie Mae, VRDN (a)(d)	10,535,000	10,535,000
(Georgetown Village Apts. Proj.) Series 2003 A, 0.1% 2/7/13, LOC Fannie Mae, VRDN (a)(d)	18,350,000	18,350,000
(Salem Heights Apts. Proj.) Series 2003 A, 0.1% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)(d)	14,600,000	14,600,000
(Tammy Brook Apts. Proj.) Series 2009, 0.1% 2/7/13, LOC Freddie Mac, VRDN (a)	6,400,000	6,400,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Abby Kelley Foster Charter Pub. School Proj.) Series 2008, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,325,000	4,325,000
(Babson College Proj.) Series 2008 A, 0.09% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	1,680,000	1,680,000
(Berkshire School Proj.) Series 2001, 0.1% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	9,575,000	9,575,000
(Boston Univ. Proj.):
Series U-5A, 0.09% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	37,600,000	37,600,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Boston Univ. Proj.): - continued
Series U-5B, 0.06% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	$ 24,500,000	$ 24,500,000
Series U-6C, 0.09% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	20,250,000	20,250,000
Series U-6E, 0.07% 2/7/13, LOC Bank of Nova Scotia New York Branch, VRDN (a)	29,095,000	29,095,000
Series U1, 0.07% 2/7/13, LOC Bank of Nova Scotia New York Branch, VRDN (a)	5,000,000	5,000,000
Series U3, 0.09% 2/7/13, LOC Northern Trust Co., VRDN (a)	14,650,000	14,650,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.1% 2/7/13, LOC Manufacturers & Traders Trust Co., VRDN (a)	14,255,000	14,255,000
(Clark Univ. Proj.) 0.08% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	31,130,000	31,130,000
(College of the Holy Cross Proj.) Series 2008 A, 0.1% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	22,575,000	22,575,000
(Edgewood Retirement Cmnty. Proj.):
Series 2000 A, 0.09% 2/7/13, LOC Bank of America NA, VRDN (a)	13,490,000	13,490,000
Series 2008, 0.09% 2/7/13, LOC Bank of America NA, VRDN (a)	26,265,000	26,265,000
(Fay School Proj.) Series 2008, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	21,460,000	21,460,000
(Fessenden School Proj.) Series 2001, 0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	11,355,000	11,355,000
(Fifteen-O-Five West Housatonic LLC Proj.) Series 2007, 0.14% 2/7/13, LOC HSBC Bank USA, NA, VRDN (a)(d)	2,540,000	2,540,000
(Governor Dummer Academy Issues Proj.) Series 2006, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,505,000	4,505,000
(ISO New England, Inc. Proj.) Series 2005, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	31,535,000	31,535,000
(Judge Rotenburg Ctr. Proj.) Series 2003, 0.12% 2/7/13, LOC Bank of America NA, VRDN (a)	9,485,000	9,485,000
(Lasell Village Proj.) Series 2007, 0.16% 2/7/13, LOC Bank of America NA, VRDN (a)	4,900,000	4,900,000
(Meadowbrook School Proj.) Series 2000, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	3,075,000	3,075,000
(New England Deaconess Assoc. Proj.) Series 2011 B, 0.12% 2/7/13, LOC Manufacturers & Traders Trust Co., VRDN (a)	1,360,000	1,360,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Olin College Proj.):
Series 2008 C2, 0.15% 2/1/13, LOC RBS Citizens NA, VRDN (a)	$ 35,200,000	$ 35,200,000
Series 2008 C3, 0.15% 2/1/13, LOC RBS Citizens NA, VRDN (a)	38,365,000	38,365,000
(Smith College Proj.):
Series 2001, 0.08% 2/7/13, VRDN (a)	3,840,000	3,840,000
Series 2002, 0.08% 2/7/13, VRDN (a)	4,678,000	4,678,000
Series 2007, 0.09% 2/7/13 (Liquidity Facility TD Banknorth, NA), VRDN (a)	56,200,000	56,200,000
(Wilber School Apts. Proj.) Series 2008 A, 0.1% 2/7/13, LOC Bank of America NA, VRDN (a)	6,900,000	6,900,000
(Williston Northampton School Proj.) Series 2010, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	7,200,000	7,200,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.08% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	18,635,000	18,635,000
(YMCA of Greater Worcester Proj.) Series 2006, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	9,300,000	9,300,000
Participating VRDN:
Series Putters 3840, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	5,000,000	5,000,000
Series Putters 4691, 0.1% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	6,250,000	6,250,000
Series ROC II R 11999X, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	3,300,000	3,300,000
Series WF 10 56C, 0.1% 2/7/13 (Liquidity Facility Wells Fargo Bank NA) (a)(e)	19,895,000	19,895,000
Series 2006:
0.08% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,525,000	4,525,000
0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	15,720,000	15,720,000
Series 2007 A, 0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	13,400,000	13,400,000
Series 2007 B, 0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	12,975,000	12,975,000
Series 2011 A, 0.1% 2/7/13, LOC RBS Citizens NA, VRDN (a)	12,870,000	12,870,000
Massachusetts Dev. Fin. Agcy. Solid Waste Disp. Rev. (Wheelabrator Millbury Proj.) 0.14% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)(d)	10,000,000	10,000,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Gen. Oblig.:
Participating VRDN:
Series Clipper 07 06, 0.13% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	$ 53,850,000	$ 53,850,000
Series Clipper 07 39, 0.1% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	14,325,000	14,325,000
Series EGL 07 0124, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	12,235,000	12,235,000
Series EGL 07 0149, 0.11% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	43,000,000	43,000,000
Series Putters 2022, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	35,995,000	35,995,000
Series Putters 2648, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	9,250,000	9,250,000
Series Putters 3699, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	8,320,000	8,320,000
Series Putters 3896, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	7,500,000	7,500,000
Series Putters 3898, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	4,000,000	4,000,000
Series Putters 4247, 0.12% 2/1/13 (Liquidity Facility JPMorgan Chase & Co.) (a)(e)	2,495,000	2,495,000
Series putters 4248, 0.12% 2/1/13 (Liquidity Facility JPMorgan Chase & Co.) (a)(e)	18,070,000	18,070,000
Series Putters 802, 0.09% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	20,000,000	20,000,000
Series Putters 803, 0.09% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	26,275,000	26,275,000
Series 2001 C, 0.08% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston), VRDN (a)	184,550,000	184,550,000
Series 2006 B, 0.12% 2/1/13 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	4,230,000	4,230,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Baystate Health Sys. Proj.):
Series 2009 J1, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	4,700,000	4,700,000
Series 2009 J2, 0.12% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	35,400,000	35,400,000
(Bentley College Proj.) Series K, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	15,300,000	15,300,000
(Boston Univ. Proj.) Series H, 0.06% 2/7/13, LOC State Street Bank & Trust Co., Boston, VRDN (a)	19,725,000	19,725,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
(Children's Hosp. Proj.):
Series 2010 N2, 0.07% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	$ 59,400,000	$ 59,400,000
Series 2010 N3, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	40,500,000	40,500,000
Series 2010 N4, 0.12% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	108,140,000	108,140,000
(CIL Realty of Massachusetts Proj.) Series 2007, 0.1% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	12,930,000	12,930,000
(Dana-Farber Cancer Institute Proj.) Series 2008 L1, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	13,750,000	13,750,000
(Fairview Extended Care Proj.) Series B, 0.15% 2/7/13, LOC Bank of America NA, VRDN (a)	25,310,000	25,310,000
(Harvard Univ. Proj.) Series R, 0.09% 2/1/13, VRDN (a)	1,000,000	1,000,000
(Harvard Vanguard Med. Associates Proj.) Series 2004, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	2,600,000	2,600,000
(Massachusetts Institute of Technology Proj.) Series 2001 J1, 0.09% 2/7/13, VRDN (a)	4,775,000	4,775,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	37,075,000	37,075,000
(Partners HealthCare Sys., Inc. Proj.):
Series 2005 F, 0.08% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	38,065,000	38,065,000
Series D5, 0.09% 2/1/13, VRDN (a)	1,500,000	1,500,000
Series D6, 0.09% 2/1/13, VRDN (a)	8,840,000	8,840,000
(Southcoast Health Sys. Obligated Group Proj.) Series 2008 C, 0.07% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	39,600,000	39,600,000
(Stonehill College Proj.) Series 2008 K, 0.09% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	17,325,000	17,325,000
(Wellesley College Proj.):
Series B, 0.09% 2/7/13, VRDN (a)	5,200,000	5,200,000
Series I, 0.09% 2/1/13, VRDN (a)	2,275,000	2,275,000
(Williams College Proj.):
Series I, 0.07% 2/7/13, VRDN (a)	24,546,000	24,546,000
Series J, 0.07% 2/7/13, VRDN (a)	31,279,000	31,279,000
Participating VRDN:
Series BA 08 1056, 0.14% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	3,290,000	3,290,000
Series BA 08 3320, 0.1% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	10,000,000	10,000,000
Series BBT 08 54, 0.1% 2/7/13 (Liquidity Facility Branch Banking & Trust Co.) (a)(e)	12,475,000	12,475,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Participating VRDN: - continued
Series BBT 08 56, 0.1% 2/7/13 (Liquidity Facility Branch Banking & Trust Co.) (a)(e)	$ 18,895,000	$ 18,895,000
Series BC 10 15W, 0.11% 2/7/13 (Liquidity Facility Barclays Bank PLC) (a)(e)	7,185,000	7,185,000
Series BC 10 20W, 0.11% 2/7/13 (Liquidity Facility Barclays Bank PLC) (a)(e)	9,785,000	9,785,000
Series Clipper 07 08, 0.1% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	15,450,000	15,450,000
Series Putters 3104, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	3,620,000	3,620,000
Series Putters 3529, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	26,660,000	26,660,000
Series Putters 3530, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	1,000,000	1,000,000
Series Putters 3531, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	12,495,000	12,495,000
Series Putters 3548, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	9,925,000	9,925,000
Series Putters 3650, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	11,800,000	11,800,000
Series ROC II R 11824, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	4,665,000	4,665,000
Series ROC II R 11913, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	5,250,000	5,250,000
Series 2009 O-1, 0.09% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	42,830,000	42,830,000
Massachusetts Hsg. Fin. Agcy. Hsg. Rev. Series 2004 A, 0.11% 2/7/13, LOC Lloyds TSB Bank PLC, VRDN (a)(d)	27,765,000	27,765,000
Massachusetts Hsg. Fin. Agcy. Multi-Family Rev.:
(Princeton Crossing LP Proj.) Series 1996 A, 0.12% 2/7/13, LOC Fannie Mae, VRDN (a)(d)	20,300,000	20,300,000
Series 2009 A, 0.12% 2/4/13, LOC Bank of America NA, VRDN (a)	7,415,000	7,415,000
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev.:
(346 Univ. LLC Proj.) Series 1996, 0.8% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	800,000	800,000
(BBB Esq. LLC Proj.) Series 1996, 0.8% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	1,500,000	1,500,000
(Boutwell Owens & Co., Inc. Proj.) Series 1998, 0.8% 2/7/13, LOC Wells Fargo Bank NA, VRDN (a)(d)	480,000	480,000
(Decas Cranberry Proj.) Series 1997, 0.16% 2/7/13, LOC TD Banknorth, NA, VRDN (a)(d)	1,875,000	1,875,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Indl. Fin. Agcy. Indl. Dev. Rev.: - continued
(United Plastics Proj.) Series 1997, 0.5% 2/7/13, LOC Wells Fargo Bank NA, VRDN (a)(d)	$ 1,145,000	$ 1,145,000
Massachusetts Indl. Fin. Agcy. Rev. (Governor Dummer Academy Proj.) Series 1996, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,800,000	4,800,000
Massachusetts Port Auth. Rev.:
Participating VRDN Series Solar 06 108, 0.1% 2/7/13 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(e)	14,000,000	14,000,000
Series 2008 A, 0.1% 2/7/13, LOC Bank of America NA, VRDN (a)	11,400,000	11,400,000
Series 2010 D, 0.13% 2/7/13, LOC Bank of America NA, VRDN (a)(d)	98,890,000	98,890,000
Massachusetts Port Auth. Spl. Proj. Rev. (Harborside Hyatt Proj.) Series 2001 A, 0.14% 2/7/13, LOC Royal Bank of Scotland PLC, VRDN (a)(d)	37,100,000	37,100,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
ROC II R 12193, 0.12% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	4,000,000	4,000,000
Series BA 08 1082, 0.1% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	7,620,000	7,620,000
Series BA 08 3307, 0.14% 2/7/13 (Liquidity Facility Bank of America NA) (a)(e)	5,000,000	5,000,000
Series EGL 07 0031, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	52,600,000	52,600,000
Series EGL 07 0032, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	69,300,000	69,300,000
Series EGL 07 0067, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	41,660,000	41,660,000
Series EGL 07 0092, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	53,095,000	53,095,000
Series MS 3228X, 0.13% 2/7/13 (Liquidity Facility Morgan Stanley Bank, West Valley City Utah) (a)(e)	2,500,000	2,500,000
Series Putters 2479Z, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	2,340,000	2,340,000
Series Putters 3691, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	2,100,000	2,100,000
Series Putters 3990, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	3,000,000	3,000,000
Series Putters 4030, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	3,070,000	3,070,000
Series ROC II R 14021, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	3,000,000	3,000,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN: - continued
Series ROC II R 12254, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	$ 18,900,000	$ 18,900,000
Series Solar 05 03, 0.1% 2/7/13 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(e)	20,125,000	20,125,000
Massachusetts St Wtr. Resources Auth. Participating VRDN Series Putters 3690, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	1,300,000	1,300,000
Massachusetts Wtr. Poll. Abatement Trust Participating VRDN:
Series BBT 08 40, 0.1% 2/7/13 (Liquidity Facility Branch Banking & Trust Co.) (a)(e)	15,340,000	15,340,000
Series Clipper 06 11, 0.13% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(e)	23,900,000	23,900,000
Series Putters 3159, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	15,490,000	15,490,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Participating VRDN:
Series EGL 06 0054, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	8,300,000	8,300,000
Series Putters 2848, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	19,075,000	19,075,000
Series Putters 4176, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	5,980,000	5,980,000
Series ROC II R 11914, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	1,750,000	1,750,000
Series ROC II R 11968, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(e)	5,185,000	5,185,000
Series Solar 06 86, 0.1% 2/7/13 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(e)	21,855,000	21,855,000
Series 2008 F, 0.07% 2/7/13 (Liquidity Facility Bank of Nova Scotia New York Branch), VRDN (a)	3,000,000	3,000,000
RBC Muni. Products, Inc. Trust Participating VRDN:
Series RBC E 32, 0.1% 2/7/13 (Liquidity Facility Royal Bank of Canada) (a)(e)	103,670,000	103,670,000
Series RBC E 42, 0.1% 2/7/13 (Liquidity Facility Royal Bank of Canada) (a)(e)	23,695,000	23,695,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 0.13% 2/7/13, LOC Lloyds TSB Bank PLC, VRDN (a)	$ 137,020,000	$ 137,020,000
Weston Gen. Oblig. Participating VRDN Series Putters 4047, 0.12% 2/1/13 (Liquidity Facility JPMorgan Chase & Co.) (a)(e)	9,495,000	9,495,000
		3,420,908,000
Nebraska - 0.5%
Nebraska Edl. Fin. Auth. Rev. (Creighton Univ. Proj.) Series 2008, 0.12% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	25,345,000	25,345,000
Stanton County Indl. Dev. Rev. (Nucor Corp. Proj.) Series 1996, 0.34% 2/7/13, VRDN (a)(d)	3,400,000	3,400,000
		28,745,000
New Jersey - 0.1%
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.):
Series 2003 B1, 0.28% 2/7/13, VRDN (a)	5,800,000	5,800,000
Series 2012 A, 0.3% 2/7/13, VRDN (a)(d)	3,400,000	3,400,000
		9,200,000
New York - 0.5%
Dutchess County Indl. Dev. Agcy. Civic Facility Rev. (Lutheran Ctr. at Poughkeepsie, Inc. Proj.) 0.2% 2/7/13, LOC KeyBank NA, VRDN (a)	500,000	500,000
New York Hsg. Fin. Svc. Contract Rev. Series 2003 L, 0.12% 2/7/13, LOC Bank of America NA, VRDN (a)	32,795,000	32,795,000
		33,295,000
Ohio - 0.3%
Alliance Hosp. Rev. (Alliance Obligated Group Proj.) Series 2003, 0.14% 2/1/13, LOC JPMorgan Chase Bank, VRDN (a)	1,900,000	1,900,000
Ohio Air Quality Dev. Auth. Rev. (Cincinnati Gas & Elec. Co. Proj.):
Series A, 0.3% 2/7/13, VRDN (a)	1,200,000	1,200,000
Series B, 0.19% 2/7/13, VRDN (a)	12,300,000	12,300,000
		15,400,000
Puerto Rico - 0.6%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2003 C5-2, 0.1% 2/7/13, LOC Barclays Bank PLC NY Branch, VRDN (a)	34,110,000	34,110,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Tennessee - 0.1%
Clarksville Pub. Bldg. Auth. Rev. (Tennessee Muni. Bond Fund Proj.) Series 2003, 0.19% 2/1/13, LOC Bank of America NA, VRDN (a)	$ 5,400,000	$ 5,400,000
Texas - 0.5%
Gulf Coast Waste Disp. Auth. Solid Waste Disp. Rev. (Waste Mgmt., Inc. Proj.) Series A, 0.14% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)(d)	2,700,000	2,700,000
Port Arthur Navigation District Indl. Dev. Corp. Exempt Facilities Rev. (Air Products Proj.):
Series 2010 A, 0.13% 2/7/13 (Total SA Guaranteed), VRDN (a)	5,000,000	5,000,000
Series 2012, 0.13% 2/7/13 (Total SA Guaranteed), VRDN (a)	10,000,000	10,000,000
Texas Gen. Oblig. Participating VRDN Series Putters 4262, 0.12% 2/1/13 (Liquidity Facility JPMorgan Chase Bank) (a)(e)	12,400,000	12,400,000
		30,100,000
TOTAL VARIABLE RATE DEMAND NOTE		3,632,748,000
Other Municipal Debt - 26.9%

Florida - 0.1%
Florida Gen. Oblig. Bonds Series PZ 130, 0.27%, tender 5/30/13 (Liquidity Facility Wells Fargo & Co.) (a)(e)(f)	3,600,000	3,600,000
Massachusetts - 26.8%
Belmont Gen. Oblig. BAN 1.5% 4/25/13	14,000,000	14,041,915
Billerica Gen. Oblig. BAN Series 2012, 1% 5/17/13	11,750,000	11,777,054
Boston Gen. Oblig. Bonds:
Series 2011 A, 4% 4/1/13	5,620,000	5,654,634
Series 2012 A, 2% 4/1/13	8,060,000	8,083,672
Series 2012 B:
2% 2/1/13	11,495,000	11,495,000
3% 2/1/14	8,800,000	9,048,192
Cambridge Gen. Oblig. Bonds:
Series 2007 B, 5% 2/1/13	1,000,000	1,000,000
Series 2010, 3% 2/15/13	1,275,000	1,276,358
Series 2012, 2% 2/15/13	3,825,000	3,827,643
2.25% 3/15/13	1,000,000	1,002,483
Danvers Gen. Oblig. BAN 1.25% 7/3/13	5,026,000	5,047,927
Framingham Gen. Oblig. BAN 1.25% 12/13/13	20,800,000	20,987,920
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Franklin Gen. Oblig. BAN 1.25% 8/16/13	$ 22,300,000	$ 22,426,574
Gloucester Gen. Oblig. BAN:
0.6% 2/8/13	14,155,594	14,156,720
1.25% 2/7/14	12,562,000	12,689,379
Lexington Gen. Oblig.:
BAN Series 2012 B, 0.5% 2/22/13	13,100,000	13,102,539
Bonds Series 2012, 5% 2/15/13	1,118,000	1,120,049
Marblehead Gen. Oblig. BAN 1.25% 8/9/13	14,911,000	14,991,829
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2012 C, 5.25% 7/1/13	535,000	545,941
Massachusetts Commonwealth Trans. Fund Rev. Bonds (Accelerated Bridge Prog.) Series 2012 A, 2% 6/1/13	6,780,000	6,820,190
Massachusetts Dev. Fin. Agcy. Series 2001, 0.2% 4/1/13, LOC TD Banknorth, NA, CP	8,326,000	8,326,000
Massachusetts Dev. Fin. Agcy. Electrical Utils. Rev. Bonds (Nantucket Elec. Co. Proj.) Series 2005, 0.45% tender 3/6/13, CP mode (d)	3,600,000	3,600,000
Massachusetts Dev. Fin. Agcy. Rev. Series 2001, 0.17% 3/13/13, LOC JPMorgan Chase Bank, CP	9,950,000	9,950,000
Massachusetts Gen. Oblig.:
Bonds:
Series 2001 D, 6% 11/1/13	960,000	1,000,515
Series 2002 C, 5.5% 11/1/13	6,210,000	6,453,709
Series 2004 A, 5.25% 8/1/13	3,000,000	3,074,928
Series 2010 A:
0.48% 2/1/13 (a)	1,700,000	1,700,000
0.63% 2/1/14 (a)	3,170,000	3,178,259
Series 2010 B:
3% 1/1/14	425,000	435,214
4% 6/1/13	3,385,000	3,426,993
Series 2010 C, 3% 1/1/14	8,255,000	8,465,687
Series 2011 B, 4% 8/1/13	7,130,000	7,264,484
Series 2011 D, 4% 10/1/13	1,500,000	1,537,735
Series 2012 A, 0.08% 2/1/13 (a)	35,000,000	35,000,000
Series Merlots 2008-C54, 0.27%, tender 6/12/13 (Liquidity Facility Wells Fargo Bank NA) (a)(e)(f)	13,100,000	13,100,000
RAN Series 2012 A:
2% 4/25/13	269,900,000	271,036,168
2% 5/23/13	321,700,000	323,494,041
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Partners HealthCare Sys. Proj.) Series 2008 H1:
0.19% tender 3/6/13, CP mode	$ 15,100,000	$ 15,100,000
0.19% tender 3/7/13, CP mode	12,500,000	12,500,000
(Partners HealthCare Sys., Inc. Proj.) Series 2008 H1, 0.14% tender 6/3/13, CP mode	15,660,000	15,660,000
(Partners Healthcare Sys., Inc. Proj.) Series 2008 H1, 0.18% tender 2/6/13, CP mode	20,000,000	20,000,000
(Partners HealthCare Sys., Inc. Proj.):
Series 2008 H1, 0.19% tender 4/3/13, CP mode	16,400,000	16,400,000
Series 2008 H2:
0.14% tender 6/11/13, CP mode	19,790,000	19,790,000
0.17% tender 5/1/13, CP mode	7,020,000	7,020,000
0.19% tender 3/11/13, CP mode	14,040,000	14,040,000
0.19% tender 3/12/13, CP mode	19,790,000	19,790,000
Series 2010 A, 5% 10/1/13	1,040,000	1,070,908
Series 2010 J2, 5% 7/1/13	450,000	458,624
Series G, 5% 7/1/13	100,000	101,858
Series EE:
0.14% 3/4/13, CP	2,300,000	2,300,000
0.15% 3/14/13, CP	29,800,000	29,800,000
0.19% 2/11/13, CP	16,381,000	16,381,000
0.19% 3/5/13, CP	38,304,000	38,304,000
0.2% 2/6/13, CP	42,803,000	42,803,000
0.2% 2/13/13, CP	50,000,000	50,000,000
0.2% 2/15/13, CP	8,500,000	8,500,000
0.21% 2/13/13, CP	11,036,000	11,036,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1992, 0.4% tender 2/20/13, CP mode	9,060,000	9,060,000
Series 1993 A, 0.4% tender 3/6/13, CP mode	300,000	300,000
Series 1993 B:
0.4% tender 2/20/13, CP mode	2,250,000	2,250,000
0.4% tender 3/6/13, CP mode	1,350,000	1,350,000
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Bonds:
(Nuclear #3 Proj.) Series 2011, 5% 7/1/13	1,000,000	1,019,276
(Nuclear #4 Proj.) Series 2012 A, 5% 7/1/13	1,500,000	1,528,832
(Nuclear #6 Proj.) Series 2012 A, 5% 7/1/13	1,500,000	1,528,147
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Port Auth. Rev.:
Series 2012 A:
0.14% 5/7/13, LOC TD Banknorth, NA, CP	$ 4,000,000	$ 4,000,000
0.15% 3/8/13, LOC TD Banknorth, NA, CP	15,000,000	15,000,000
0.19% 2/8/13, LOC TD Banknorth, NA, CP	1,000,000	1,000,000
Series 2012 B:
0.16% 3/8/13, LOC TD Banknorth, NA, CP (d)	40,000,000	40,000,000
0.16% 3/14/13, LOC TD Banknorth, NA, CP (d)	40,000,000	40,000,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds:
Series 2005 A, 5% 8/15/13	3,625,000	3,717,638
Series 2007 A, 5% 8/15/13	3,950,000	4,051,345
Series 2009 A, 4% 5/15/13	7,765,000	7,850,448
Series WF 11 124C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo Bank NA) (a)(e)(f)	14,835,000	14,835,000
Massachusetts Spl. Oblig. Rev. Bonds:
(Fed. Hwy. Grant Anticipation Note Prog.) Series 2003 A, 5% 12/15/13	1,525,000	1,586,806
(Hwy. Grant Prog.) Series 2010 A, 5% 6/15/13	8,700,000	8,853,615
Series 1997 A, 5.5% 6/1/13	3,360,000	3,418,462
Massachusetts State Dev. Fin. Agcy. Elec. Util. Rev. Bonds (Nantucket Elec. Co. Proj.) Series 2007, 0.38% tender 2/21/13, CP mode (d)	12,200,000	12,200,000
Massachusetts State Dev. Fing. Agcy. Poll. Cont. Rev. Bonds (Massachusetts Elec. Co. Proj.) Series 2004, 0.4% tender 3/1/13, CP mode	200,000	200,000
Massachusetts Wtr. Poll. Abatement Trust Bonds Series 2009 A, 3% 8/1/13	655,000	663,572
Massachusetts Wtr. Poll. Abatement Trust Wtr. Poll. Abatement Rev. Bonds (New Bedford Prog.) Series A, 5.25% 2/1/13	1,000,000	1,000,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev.:
Bonds Series WF 09 67C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo & Co.) (a)(e)(f)	15,400,000	15,400,000
Series 1999, 0.17% 8/8/13, LOC State Street Bank & Trust Co., Boston, CP	23,000,000	23,000,000
Millis Gen. Oblig. BAN 2% 2/22/13	5,118,038	5,122,952
Nantucket Gen. Oblig. BAN 1.25% 6/7/13	8,968,090	9,000,499
Needham Gen. Oblig. BAN:
0.75% 7/2/13	3,299,125	3,306,777
1.5% 7/2/13	5,008,000	5,034,933
Norwood Gen. Oblig. BAN 1.25% 1/17/14	3,800,000	3,835,588
Plymouth Gen. Oblig. BAN 1.5% 5/8/13	18,708,600	18,773,396
Quincy Gen. Oblig. BAN 1.25% 1/24/14	25,700,000	25,960,628
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Somerville Gen. Oblig. BAN 1.25% 6/28/13	$ 8,399,962	$ 8,434,360
Stow Gen. Oblig. BAN 1.25% 5/28/13	8,000,000	8,026,805
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Bonds Series 2004 1, 5.25% 11/1/13	1,000,000	1,036,998
Waltham Gen. Oblig. BAN 1.25% 6/28/13	9,500,000	9,540,059
Wellesley Gen. Oblig. BAN 1.25% 6/21/13	3,000,000	3,012,048
West Springfield Gen. Oblig. BAN 1.25% 6/28/13	12,165,000	12,212,866
Westfield Gen. Oblig. BAN:
Series 2012 A, 1.25% 4/12/13	12,220,000	12,239,364
1.25% 10/25/13	5,000,000	5,035,588
1.25% 10/25/13	16,500,000	16,622,474
Winchester Gen. Oblig. BAN 1.25% 7/2/13	13,320,000	13,378,835
Woburn Gen. Oblig. BAN 1% 5/3/13	6,240,000	6,252,288
Worcester Gen. Oblig. Bonds:
Series 2004 A, 5.25% 8/15/13	2,810,000	2,885,008
Series 2012, 3% 11/1/13	4,448,000	4,537,958
		1,609,257,707
TOTAL OTHER MUNICIPAL DEBT		1,612,857,707
Investment Company - 12.3%
	Shares
Fidelity Municipal Cash Central Fund, 0.13% (b)(c)	739,458,000	739,458,000
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $5,985,063,707)		5,985,063,707
NET OTHER ASSETS (LIABILITIES) - 0.3%		17,753,928
NET ASSETS - 100%		$ 6,002,817,635
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Provides evidence of ownership in one or more underlying municipal bonds.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $46,935,000 or 0.8% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Cost
Florida Gen. Oblig. Bonds Series PZ 130, 0.27%, tender 5/30/13 (Liquidity Facility Wells Fargo & Co.)	11/28/12	$ 3,600,000
Massachusetts Gen. Oblig. Bonds Series Merlots 2008-C54, 0.27%, tender 6/12/13 (Liquidity Facility Wells Fargo Bank NA)	2/2/12 - 3/5/12	$ 13,100,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds Series WF 11 124C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo Bank NA)	2/2/12 - 7/9/12	$ 14,835,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Bonds Series WF 09 67C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo & Co.)	2/3/12	$ 15,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 1,299,048
Other Information

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $5,245,605,707)	$ 5,245,605,707
Fidelity Central Funds (cost $739,458,000)	739,458,000
Total Investments (cost $5,985,063,707)		$ 5,985,063,707
Cash		197,014
Receivable for investments sold		16,000,099
Receivable for fund shares sold		59,011,181
Interest receivable		7,947,753
Distributions receivable from Fidelity Central Funds		59,579
Prepaid expenses		10,908
Other receivables		43,187
Total assets		6,068,333,428

Liabilities
Payable for investments purchased	$ 13,215,904
Payable for fund shares redeemed	50,430,911
Distributions payable	1,499
Accrued management fee	536,377
Other affiliated payables	1,288,324
Other payables and accrued expenses	42,778
Total liabilities		65,515,793

Net Assets		$ 6,002,817,635
Net Assets consist of:
Paid in capital		$ 6,002,760,090
Accumulated undistributed net realized gain (loss) on investments		57,545
Net Assets, for 5,997,907,449 shares outstanding		$ 6,002,817,635
Net Asset Value, offering price and redemption price per share ($6,002,817,635 ÷ 5,997,907,449 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended January 31, 2013

Investment Income
Interest		$ 8,552,758
Income from Fidelity Central Funds		1,299,048
Total income		9,851,806

Expenses
Management fee	$ 20,213,623
Transfer agent fees	6,811,433
Accounting fees and expenses	470,951
Custodian fees and expenses	61,838
Independent trustees' compensation	19,842
Registration fees	37,845
Audit	41,880
Legal	27,588
Miscellaneous	72,383
Total expenses before reductions	27,757,383
Expense reductions	(18,425,106)	9,332,277
Net investment income (loss)		519,529
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	384,331
Capital gain distributions from Fidelity Central Funds	7,496
Total net realized gain (loss)		391,827
Net increase in net assets resulting from operations		$ 911,356

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 519,529	$ 544,555
Net realized gain (loss)	391,827	60,195
Net increase in net assets resulting from operations	911,356	604,750
Distributions to shareholders from net investment income	(554,753)	(516,194)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	13,776,762,619	13,535,055,039
Reinvestment of distributions	543,910	511,842
Cost of shares redeemed	(13,128,360,703)	(13,405,140,958)
Net increase (decrease) in net assets and shares resulting from share transactions	648,945,826	130,425,923
Total increase (decrease) in net assets	649,302,429	130,514,479

Net Assets
Beginning of period	5,353,515,206	5,223,000,727
End of period	$ 6,002,817,635	$ 5,353,515,206

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	- D	.001	.014
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	- D	.001	.014
Distributions from net investment income	- D	- D	- D	(.001)	(.014)
Distributions from net realized gain	-	-	- D	-	- D
Total distributions	- D	- D	- D	(.001)	(.014)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.01%	.01%	.02%	.06%	1.46%
Ratios to Average Net Assets B, C
Expenses before reductions	.50%	.50%	.50%	.55%	.52%
Expenses net of fee waivers, if any	.17%	.17%	.29%	.45%	.52%
Expenses net of all reductions	.17%	.17%	.29%	.45%	.47%
Net investment income (loss)	.01%	.01%	.01%	.06%	1.43%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,002,818	$ 5,353,515	$ 5,223,001	$ 4,885,554	$ 5,328,417

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity Massachusetts Municipal Income Fund (the Income Fund) and Fidelity Massachusetts Municipal Money Market Fund (the Money Market Fund) are funds of Fidelity Massachusetts Municipal Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds held as of period end, if any, as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, each Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Income Fund attempts to obtain prices

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the FMR Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Income Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Each Fund categorizes the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value each Fund's investments by major category are as follows:

For the Income Fund, debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For municipal securities, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

For the Money Market Fund, as permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

For the Income Fund, changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. During the period, the Money Market Fund incurred an excise tax liability on undistributed long-term capital gain which is included in Miscellaneous expense on the Statement of Operations. As of January 31, 2013, each Fund did not have any unrecognized tax benefits in the financial statements; nor is each Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. Each Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

with income tax regulations, which may differ from GAAP. In addition, the Funds' claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to market discount, deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows for each Fund:

	Tax cost	Gross unrealized appreciation	Gross unrealized depreciation	Net unrealized appreciation (depreciation) on securities and other investments
Fidelity Massachusetts Municipal Income Fund	$ 2,321,289,424	$ 191,234,451	$ (4,024,180)	$ 187,210,271
Fidelity Massachusetts Municipal Money Market Fund	5,985,063,707	-	-	-

The tax-based components of distributable earnings as of period end were as follows for each Fund:

	Undistributed tax-exempt income	Undistributed long-term capital gain	Net unrealized appreciation (depreciation)
Fidelity Massachusetts Municipal Income Fund	$ 421,259	$ 11,734,828	$ 187,210,271
Fidelity Massachusetts Municipal Money Market Fund	1,509	56,732	-

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

January 31, 2013
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$ 82,472,423	$ -	$ 16,730,453	$ 99,202,876
Fidelity Massachusetts Municipal Money Market Fund	554,753	-	-	554,753
January 31,2012
	Tax-Exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Massachusetts Municipal Income Fund	$ 81,130,118	$ 550,278	$ 6,970,187	$ 88,650,583
Fidelity Massachusetts Municipal Money Market Fund	516,194	-	-	516,194

Short-Term Trading (Redemption) Fees. Shares held by investors in the Income Fund less than 30 days are subject to a redemption fee equal to ..50% of the net asset value of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Delayed Delivery Transactions and When-Issued Securities. During the period, the Funds transacted in securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's Schedule of Investments. The Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $640,277,621 and $465,368,959, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and an annualized group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Massachusetts Municipal Income Fund	.25%	.12%	.37%
Fidelity Massachusetts Municipal Money Market Fund	.25%	.12%	.36%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs the activities associated with the Funds' transfer agency, dividend disbursing and shareholder servicing functions. The Funds pay Citibank account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Massachusetts Municipal Income Fund	.07%
Fidelity Massachusetts Municipal Money Market Fund	.12%

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are as follows:

Fidelity Massachusetts Municipal Income Fund	$ 6,564

During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

FMR or its affiliates voluntarily agreed to waive certain fees for the Money Market Fund in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by FMR at any time. For the period, the amount of the waiver was $18,355,545.

In addition, through arrangements with the Income Fund's and Money Market Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Fidelity Massachusetts Municipal Income Fund	$ 25,588	$ 3,480	$ 39
Fidelity Massachusetts Municipal Money Market Fund	33,686	35,875	-

Annual Report

8. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund:

We have audited the accompanying statements of assets and liabilities of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the Funds), funds of Fidelity Massachusetts Municipal Trust, including the schedules of investments, as of January 31, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund as of January 31, 2013, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 12, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, oversee management of the risks associated with such activities and contractual arrangements, and review each fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 219 Fidelity funds. Ms. Acton oversees 201 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers hold office without limit in time, except that any officer may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Funds' Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing each fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the funds, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the funds. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The funds' Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, each fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the funds' activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the funds' business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the funds are carried out by or through FMR, its affiliates and other service providers, the funds' exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the funds' activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the funds' Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the funds' Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Funds' Trustees."

Annual Report

Trustees and Officers - continued

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (66)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for each fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Robert P. Brown (49)

Year of Election or Appointment: 2012

Vice President of Fidelity's Bond Funds. Mr. Brown also serves as Executive Vice President of Fidelity Investments Money Management, Inc. (2010-present), President, Bond Group of FMR (2011-present), Director and Managing Director, Research of Fidelity Management & Research (U.K.) Inc. (2008-present) and is an employee of Fidelity Investments. Previously, Mr. Brown served as President, Money Market Group of FMR (2010-2011) and Vice President of Fidelity's Money Market Funds (2010-2012).

Nancy D. Prior (46)

Year of Election or Appointment: 2012

Vice President of Fidelity's Money Market Funds. Ms. Prior also serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-2009).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity Massachusetts Municipal Income Fund	03/11/13	03/08/13	$0.06
Fidelity Massachusetts Municipal Money Market Fund	03/11/13	03/08/13	$0.00

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended January 31, 2013, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Massachusetts Municipal Income Fund	$28,671,692
Fidelity Massachusetts Municipal Money Market Fund	$156,848

During fiscal year ended 2013, 100% of each fund's income dividends were free from federal income tax, and 4.28% and 15.35% of Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts Municipal Income Fund / Fidelity Massachusetts Municipal Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of each fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of each fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew each fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of each fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with each fund; (iv) the extent to which economies of scale exist and would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for each fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of each fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that each fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' investment personnel, and also considered the funds' investment objectives, strategies, and related investment philosophies. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of each fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether each fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured over multiple periods against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Massachusetts Municipal Income Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also noted that the investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to improve the fund's disappointing performance. The Board also reviewed the fund's performance since inception as well as performance in the current year. The Board will continue to closely monitor the performance of the fund in the coming year and discuss with FMR other appropriate actions to address the performance of the fund.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the fund was in the third quartile for the one-year period, the fourth quartile for the three-year period, and the second quartile for the five-year period. The Board considered that FMR had taken steps to provide shareholders with stability of principal and to enhance safety and liquidity, which contributed to the fund's weakened performance relative to its peer group. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board noted as a general matter that the percentage beaten numbers for money market funds in recent years were less meaningful than in earlier years, as many competitors have been waiving fees to maintain a one basis point yield and performance differences among funds may not be apparent due to rounding.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to each fund under the Advisory Contracts should benefit each fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered each fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 38% would mean that 62% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Fidelity Massachusetts Municipal Income Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Annual Report

Fidelity Massachusetts Municipal Money Market Fund

The Board noted that the fund's management fee ranked below the median of its Total Mapped Group and above the median of its ASPG for 2011.

Based on its review, the Board concluded that each fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each fund's total expense ratio, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expense ratio ranked below its competitive median for 2011. The Board considered that Fidelity has been voluntarily waiving part or all of the transfer agent fees and/or management fees to maintain a minimum yield for Fidelity Massachusetts Municipal Money Market Fund, and also noted that Fidelity retains the ability to be repaid in certain circumstances.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that each fund's total expense ratio was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer Street, Boston, MA 02210
www.fidelity.com

MAS-UANN-0313
1.789255.111

Fidelity®

Massachusetts AMT
Tax-Free Money Market Fund -

Fidelity Massachusetts AMT Tax-Free
Money Market Fund

Institutional Class

Service Class

Annual Report

January 31, 2013

(Fidelity Cover Art)

Contents

Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes/ Performance	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 for Fidelity Massachusetts AMT Tax-Free Money Market Fund, or 1-877-208-0098 for Institutional Class and Service Class of the fund, to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 1, 2012 to January 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense Ratio	Beginning Account Value August 1, 2012	Ending Account Value January 31, 2013	Expenses Paid During Period* August 1, 2012 to January 31, 2013
Massachusetts AMT Tax-Free Money Market	.16%
Actual		$ 1,000.00	$ 1,000.20	$ .80**
HypotheticalA		$ 1,000.00	$ 1,024.33	$ .81**
Institutional Class	.16%
Actual		$ 1,000.00	$ 1,000.20	$ .80**
HypotheticalA		$ 1,000.00	$ 1,024.33	$ .81**
Service Class	.16%
Actual		$ 1,000.00	$ 1,000.20	$ .80**
HypotheticalA		$ 1,000.00	$ 1,024.33	$ .81**

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

** If certain fees were not voluntarily waived by Fidelity Management & Research Company (FMR) or its affiliates during the period, the annualized expense ratios and the expenses paid in the actual and hypothetical examples above would have been as follows:

	Annualized Expense Ratio	Expenses Paid
Massachusetts AMT Tax-Free Money Market	.30%
Actual		$ 1.51
HypotheticalA		$ 1.53
Institutional Class	.20%
Actual		$ 1.01
HypotheticalA		$ 1.02
Service Class	.45%
Actual		$ 2.26
HypotheticalA		$ 2.29

Annual Report

Investment Changes/Performance (Unaudited)

Effective Maturity Diversification
Days	% of fund's investments 1/31/13	% of fund's investments 7/31/12	% of fund's investments 1/31/12
1 - 7	80.2	84.7	79.3
8 - 30	4.5	2.1	2.6
31 - 60	2.8	1.9	1.8
61 - 90	5.0	3.9	5.5
91 - 180	4.1	4.8	6.4
> 180	3.4	2.6	4.4
Effective maturity is determined in accordance with the requirements of Rule 2a-7 under the Investment Company Act of 1940.
Weighted Average Maturity
	1/31/13	7/31/12	1/31/12
Fidelity Massachusetts AMT Tax-Free Money Market Fund	26 Days	22 Days	30 Days
Massachusetts Tax-Free Money Market Funds Average*	31 Days	24 Days	29 Days

This is a weighted average of all the maturities of the securities held in a fund. Weighted Average Maturity (WAM) can be used as a measure of sensitivity to interest rate changes and market changes. Generally, the longer the maturity, the greater the sensitivity to such changes. WAM is based on the dollar-weighted average length of time until principal payments must be paid. Depending on the types of securities held in a fund, certain maturity shortening devices (e.g., demand features, interest rate resets, and call options) may be taken into account when calculating the WAM.

Weighted Average Life
	1/31/13	7/31/12	1/31/12
Fidelity Massachusetts AMT Tax-Free Money Market Fund	26 Days	22 Days	30 Days

Weighted Average Life (WAL) is the weighted average of the life of the securities held in a fund or portfolio and can be used as a measure of sensitivity to changes in liquidity and/or credit risk. Generally, the higher the value, the greater the sensitivity. WAL is based on the dollar-weighted average length of time until principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets. The difference between WAM and WAL is that WAM takes into account interest rate resets and WAL does not. WAL for money market funds is not the same as WAL of a mortgage- or asset-backed security.

* Source: iMoneyNet, Inc.

Annual Report

Investment Changes/Performance (Unaudited) - continued

Asset Allocation (% of fund's net assets)
As of January 31, 2013	As of July 31, 2012
Variable Rate Demand Notes (VRDNs) 66.0%	Variable Rate Demand Notes (VRDNs) 68.6%
Other Municipal Debt 20.5%	Other Municipal Debt 17.3%
Investment Companies 13.6%	Investment Companies 14.6%
Net Other Assets (Liabilities)** (0.1)%	Net Other Assets (Liabilities)** (0.5)%

** Net Other Assets (Liabilities) is not included in the pie chart.

Current and Historical Seven-Day Yields

	1/31/13	10/31/12	7/31/12	4/30/12	1/30/12

Massachusetts AMT Tax-Free Money Market	0.01%	0.01%	0.01%	0.01%	0.01%

Institutional Class	0.01%	0.01%	0.01%	0.03%	0.01%

Service Class	0.01%	0.01%	0.01%	0.01%	0.01%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it's possible to lose money investing in the Fund. A portion of the Fund's expenses was reimbursed and/or waived. Absent such reimbursements and/or waivers the yield for the period ending January 31, 2013, the most recent period shown in the table, would have been -0.17% for Massachusetts AMT Tax-Free Money Market, -0.12% for Institutional Class and -0.38% for Service Class.

Annual Report

Investments January 31, 2013

Showing Percentage of Net Assets

Variable Rate Demand Note - 66.0%
	Principal Amount	Value
Louisiana - 0.1%
Saint James Parish Gen. Oblig. (Nucor Steel Louisiana LLC Proj.) Series 2010 B1, 0.29% 2/7/13, VRDN (a)	$ 1,100,000	$ 1,100,000
Massachusetts - 65.4%
Boston Wtr. & Swr. Commission Rev. Series 1994 A, 0.07% 2/7/13, LOC State Street Bank & Trust Co., Boston, VRDN (a)	2,300,000	2,300,000
Massachusetts Bay Trans. Auth. Sales Tax Rev.:
Participating VRDN Series Clipper 07 18, 0.13% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	52,100,000	52,100,000
Series 2008 A1, 0.1% 2/7/13 (Liquidity Facility JPMorgan Chase Bank), VRDN (a)	14,010,000	14,010,000
Massachusetts Commonwealth Trans. Fund Rev. Participating VRDN Series WF 12 30 C, 0.1% 2/7/13 (Liquidity Facility Wells Fargo Bank NA) (a)(d)	3,000,000	3,000,000
Massachusetts Dept. of Trans. Metropolitan Hwy. Sys. Rev.:
Series 2010 A1, 0.15% 2/7/13, LOC Citibank NA, VRDN (a)	17,150,000	17,150,000
Series 2010 A2, 0.09% 2/7/13, LOC Wells Fargo Bank NA, VRDN (a)	8,100,000	8,100,000
Series 2010 A3, 0.1% 2/7/13, LOC Bank of America NA, VRDN (a)	11,500,000	11,500,000
Massachusetts Dev. Fin. Agcy. Multi-family Hsg. Rev. (Tammy Brook Apts. Proj.) Series 2009, 0.1% 2/7/13, LOC Freddie Mac, VRDN (a)	3,560,000	3,560,000
Massachusetts Dev. Fin. Agcy. Rev.:
(Abby Kelley Foster Charter Pub. School Proj.) Series 2008, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,800,000	4,800,000
(Babson College Proj.) Series 2008 A, 0.09% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	29,775,000	29,775,000
(Briarwood Retirement Cmnty. Proj.) Series 2004 A, 0.1% 2/7/13, LOC Manufacturers & Traders Trust Co., VRDN (a)	3,700,000	3,700,000
(City Year Proj.) Series 2006, 0.19% 2/7/13, LOC Bank of America NA, VRDN (a)	8,000,000	8,000,000
(Governor Dummer Academy Issues Proj.) Series 2006, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,900,000	4,900,000
(Int'l. Fund For Animal Welfare, Inc. Proj.) Series 2006, 0.14% 2/7/13, LOC Bank of America NA, VRDN (a)	12,175,000	12,175,000
(Judge Rotenburg Ctr. Proj.) Series 2003, 0.12% 2/7/13, LOC Bank of America NA, VRDN (a)	1,400,000	1,400,000
(New England Deaconess Assoc. Proj.) Series 2011 B, 0.12% 2/7/13, LOC Manufacturers & Traders Trust Co., VRDN (a)	4,400,000	4,400,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Rev.: - continued
(Olin College Proj.):
Series 2008 C2, 0.15% 2/1/13, LOC RBS Citizens NA, VRDN (a)	$ 6,800,000	$ 6,800,000
Series 2008 C3, 0.15% 2/1/13, LOC RBS Citizens NA, VRDN (a)	3,635,000	3,635,000
(Smith College Proj.) Series 2007, 0.09% 2/7/13 (Liquidity Facility TD Banknorth, NA), VRDN (a)	11,760,000	11,760,000
(Williston Northampton School Proj.) Series 2010, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	1,560,000	1,560,000
(Worcester Polytechnic Institute Proj.) Series 2008 A, 0.08% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	23,735,000	23,735,000
(YMCA of Greater Worcester Proj.) Series 2006, 0.1% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	1,940,000	1,940,000
Massachusetts Gen. Oblig. Participating VRDN:
Series Clipper 07 06, 0.13% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	17,900,000	17,900,000
Series Clipper 07 39, 0.1% 2/7/13 (Liquidity Facility State Street Bank & Trust Co., Boston) (a)(d)	28,900,000	28,900,000
Series Putters 3699, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	4,400,000	4,400,000
Series Putters 3898, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	3,500,000	3,500,000
Massachusetts Health & Edl. Facilities Auth. Rev.:
(Bentley College Proj.) Series K, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	1,900,000	1,900,000
(Children's Hosp. Proj.) Series 2010 N3, 0.09% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	12,900,000	12,900,000
(Fairview Extended Care Proj.) Series B, 0.15% 2/7/13, LOC Bank of America NA, VRDN (a)	2,400,000	2,400,000
(Harvard Vanguard Med. Associates Proj.) Series 2004, 0.09% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	28,180,000	28,180,000
(Home for Little Wanderers Proj.) Series B, 0.1% 2/7/13, LOC Fed. Home Ln. Bank of Boston, VRDN (a)	3,080,000	3,080,000
(Northeast Hosp. Corp. Proj.) Series 2004 G, 0.11% 2/7/13, LOC JPMorgan Chase Bank, VRDN (a)	9,400,000	9,400,000
Participating VRDN:
Series BA 08 1056, 0.14% 2/7/13 (Liquidity Facility Bank of America NA) (a)(d)	3,310,000	3,310,000
Series BA 08 3503, 0.14% 2/7/13 (Liquidity Facility Bank of America NA) (a)(d)	5,550,000	5,550,000
Series BBT 08 54, 0.1% 2/7/13 (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	6,300,000	6,300,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Health & Edl. Facilities Auth. Rev.: - continued
Participating VRDN: - continued
Series BC 10 20W, 0.11% 2/7/13 (Liquidity Facility Barclays Bank PLC) (a)(d)	$ 2,550,000	$ 2,550,000
Series Putters 3163, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	5,655,000	5,655,000
Series Putters 3529, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	10,000,000	10,000,000
Series Putters 3530, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	11,495,000	11,495,000
Series Putters 3650, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	3,200,000	3,200,000
Massachusetts Indl. Fin. Agcy. Rev. (Society for the Prevention of Cruelty to Animals Proj.) Series 1997, 0.11% 2/7/13, LOC TD Banknorth, NA, VRDN (a)	4,080,000	4,080,000
Massachusetts Port Auth. Rev.:
Participating VRDN Series Solar 06 108, 0.1% 2/7/13 (Liquidity Facility U.S. Bank NA, Cincinnati) (a)(d)	9,300,000	9,300,000
Series 2008 A, 0.1% 2/7/13, LOC Bank of America NA, VRDN (a)	11,300,000	11,300,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Participating VRDN:
ROC II R 12193, 0.12% 2/7/13 (Liquidity Facility Citibank NA) (a)(d)	5,115,000	5,115,000
Series EGL 07 0033, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(d)	19,800,000	19,800,000
Series EGL 07 0067, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(d)	19,100,000	19,100,000
Series EGL 07 0092, 0.1% 2/7/13 (Liquidity Facility Citibank NA) (a)(d)	7,700,000	7,700,000
Series Putters 1052Z, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	2,995,000	2,995,000
Series Putters 1920, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	7,985,000	7,985,000
Series Putters 2479Z, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	3,500,000	3,500,000
Series Putters 2857, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	15,545,000	15,545,000
Series Putters 3691, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	1,425,000	1,425,000
Massachusetts Wtr. Poll. Abatement Trust Participating VRDN:
Series BBT 08 58, 0.1% 2/7/13 (Liquidity Facility Branch Banking & Trust Co.) (a)(d)	12,430,000	12,430,000
Series Putters 2847, 0.11% 2/7/13 (Liquidity Facility JPMorgan Chase Bank) (a)(d)	4,130,000	4,130,000
Variable Rate Demand Note - continued
	Principal Amount	Value
Massachusetts - continued
RBC Muni. Products, Inc. Trust Participating VRDN:
Series RBC E 32, 0.1% 2/7/13 (Liquidity Facility Royal Bank of Canada) (a)(d)	$ 23,300,000	$ 23,300,000
Series RBC E 42, 0.1% 2/7/13 (Liquidity Facility Royal Bank of Canada) (a)(d)	4,600,000	4,600,000
Univ. of Massachusetts Bldg. Auth. Facilities Rev. Series 2008 1, 0.13% 2/7/13, LOC Lloyds TSB Bank PLC, VRDN (a)	66,840,000	66,840,000
		610,065,000
New Jersey - 0.1%
Salem County Poll. Cont. Fin. Auth. Rev. (Pub. Svc. Elec. and Gas Co. Proj.) Series 2003 B1, 0.28% 2/7/13, VRDN (a)	200,000	200,000
New York - 0.0%
Dutchess County Indl. Dev. Agcy. Civic Facility Rev. (Lutheran Ctr. at Poughkeepsie, Inc. Proj.) 0.2% 2/7/13, LOC KeyBank NA, VRDN (a)	100,000	100,000
Puerto Rico - 0.4%
Puerto Rico Commonwealth Pub. Impt. Gen. Oblig. Series 2003 C5-2, 0.1% 2/7/13, LOC Barclays Bank PLC NY Branch, VRDN (a)	3,870,000	3,870,000
TOTAL VARIABLE RATE DEMAND NOTE		615,335,000
Other Municipal Debt - 20.5%

Massachusetts - 20.5%
Boston Gen. Oblig. Bonds:
Series 2009 A, 4% 4/1/13	900,000	905,407
Series 2009 C, 3% 2/1/13	1,000,000	1,000,000
Series 2012 A, 2% 8/1/13	4,180,000	4,217,504
Series 2012 B, 3% 2/1/14	1,410,000	1,449,767
Burlington Gen. Oblig. BAN Series 2012, 1.25% 7/26/13	3,135,000	3,150,434
Framingham Gen. Oblig. BAN 1.25% 12/13/13	4,009,365	4,045,588
Franklin Gen. Oblig. BAN 1.25% 8/16/13	4,700,000	4,726,677
Gloucester Gen. Oblig. BAN:
0.6% 2/8/13	2,900,000	2,900,231
1.25% 2/7/14	1,900,000	1,919,266
Lexington Gen. Oblig. BAN Series 2012 B, 0.5% 2/22/13	2,835,900	2,836,450
Massachusetts Bay Trans. Auth. Bonds Series C, 5.5% 3/1/13 (Massachusetts Gen. Oblig. Guaranteed)	2,000,000	2,008,175
Massachusetts Bay Trans. Auth. Sales Tax Rev. Bonds Series 2006 B, 5% 7/1/13	1,000,000	1,019,649
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts Dev. Fin. Agcy. Series 2001, 0.2% 4/1/13, LOC TD Banknorth, NA, CP	$ 2,249,000	$ 2,249,000
Massachusetts Dev. Fin. Agcy. Rev. Series 2001, 0.17% 3/13/13, LOC JPMorgan Chase Bank, CP	4,397,000	4,397,000
Massachusetts Gen. Oblig.:
Bonds:
Series 2002 C, 5.5% 11/1/13	2,525,000	2,624,563
Series 2008 A, 4% 9/1/13	500,000	510,616
Series 2009 A, 5% 3/1/13	3,200,000	3,211,827
Series 2010 A:
0.48% 2/1/13 (a)	1,000,000	1,000,000
0.63% 2/1/14 (a)	2,000,000	2,005,291
Series 2010 B, 4% 6/1/13	2,000,000	2,024,858
Series Merlots 2008-C54, 0.27%, tender 6/12/13 (Liquidity Facility Wells Fargo Bank NA) (a)(d)(e)	1,900,000	1,900,000
RAN Series 2012 A:
2% 4/25/13	35,800,000	35,949,677
2% 5/23/13	20,800,000	20,915,540
Massachusetts Health & Edl. Facilities Auth. Rev.:
Bonds:
(Partners HealthCare Sys. Proj.):
Series 2008 H1, 0.19% tender 3/6/13, CP mode	2,400,000	2,400,000
Series 2008 H2, 0.18% tender 2/19/13, CP mode	18,000,000	18,000,000
(Partners HealthCare Sys., Inc. Proj.):
Series 2008 H1, 0.19% tender 4/3/13, CP mode	3,600,000	3,600,000
Series 2008 H2, 0.17% tender 5/1/13, CP mode	7,020,000	7,020,000
(Univ. of Massachusetts Proj.) Series 2000 A, 2.2%, tender 4/1/13 (a)	4,425,000	4,439,035
Series 2010 J2, 5% 7/1/13	1,600,000	1,630,968
Series EE:
0.15% 3/14/13, CP	3,200,000	3,200,000
0.19% 3/5/13, CP	4,500,000	4,500,000
0.2% 2/15/13, CP	1,000,000	1,000,000
0.21% 2/13/13, CP	2,200,000	2,200,000
Massachusetts Indl. Fin. Agcy. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.):
Series 1993 A, 0.4% tender 3/6/13, CP mode	3,700,000	3,700,000
Series 1993 B, 0.4% tender 2/20/13, CP mode	1,000,000	1,000,000
Massachusetts Muni. Wholesale Elec. Co. Pwr. Supply Sys. Rev. Bonds (Nuclear #3 Proj.) Series 2011, 5% 7/1/13	1,000,000	1,018,920
Other Municipal Debt - continued
	Principal Amount	Value
Massachusetts - continued
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds:
Series 2005 A, 5% 8/15/13	$ 1,290,000	$ 1,322,814
Series 2009 A, 4% 5/15/13	2,275,000	2,299,494
Series WF 11 124C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo Bank NA) (a)(d)(e)	4,820,000	4,820,000
Massachusetts Spl. Oblig. Rev. Bonds (Hwy. Grant Prog.) Series 2010 A, 5% 6/15/13	670,000	681,447
Massachusetts State College Bldg. Auth. Rev. Bonds Series 2010 A, 3% 5/1/13	450,000	452,971
Massachusetts State Dev. Fing. Agcy. Poll. Cont. Rev. Bonds (Massachusetts Elec. Co. Proj.) Series 2004, 0.4% tender 3/1/13, CP mode	300,000	300,000
Massachusetts Wtr. Poll. Abatement Trust Bonds Series 2004 A, 5.25% 8/1/13	200,000	204,840
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Bonds Series WF 09 67C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo & Co.) (a)(d)(e)	3,675,000	3,675,000
Plymouth Gen. Oblig. BAN 1.5% 5/8/13	4,200,000	4,214,546
Quincy Gen. Oblig. BAN 1.25% 1/24/14	4,300,000	4,343,607
Waltham Gen. Oblig. Bonds 3% 2/1/13	1,948,000	1,948,000
Westborough Gen. Oblig. BAN 1.25% 8/23/13	2,891,539	2,907,246
Westfield Gen. Oblig. BAN 1.25% 10/25/13	3,200,000	3,223,751
TOTAL OTHER MUNICIPAL DEBT		191,070,159
Investment Company - 13.6%
Shares
Fidelity Tax-Free Cash Central Fund, 0.11% (b)(c)	127,244,389	127,244,389
TOTAL INVESTMENT PORTFOLIO - 100.1% (Cost $933,649,548)	933,649,548
NET OTHER ASSETS (LIABILITIES) - (0.1)%	(620,692)
NET ASSETS - 100%	$ 933,028,856
Security Type Abbreviations
BAN	-	BOND ANTICIPATION NOTE
CP	-	COMMERCIAL PAPER
RAN	-	REVENUE ANTICIPATION NOTE
VRDN	-	VARIABLE RATE DEMAND NOTE (A debt instrument that is payable upon demand, either daily, weekly or monthly)
Legend
(a) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(b) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

(c) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(d) Provides evidence of ownership in one or more underlying municipal bonds.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $10,395,000 or 1.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Cost
Massachusetts Gen. Oblig. Bonds Series Merlots 2008-C54, 0.27%, tender 6/12/13 (Liquidity Facility Wells Fargo Bank NA)	2/2/12	$ 1,900,000
Massachusetts School Bldg. Auth. Dedicated Sales Tax Rev. Bonds Series WF 11 124C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo Bank NA)	11/3/11 - 2/2/12	$ 4,820,000
Massachusetts Wtr. Resources Auth. Wtr. & Swr. Rev. Bonds Series WF 09 67C, 0.26%, tender 2/14/13 (Liquidity Facility Wells Fargo & Co.)	2/3/12	$ 3,675,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 275,308
Other Information

The date shown for securities represents the date when principal payments must be paid, taking into account any call options exercised by the issuer and any permissible maturity shortening features other than interest rate resets.

All investments are categorized as Level 2 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	January 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $806,405,159)	$ 806,405,159
Fidelity Central Funds (cost $127,244,389)	127,244,389
Total Investments (cost $933,649,548)		$ 933,649,548
Cash		899,088
Receivable for fund shares sold		438,650
Interest receivable		1,103,527
Distributions receivable from Fidelity Central Funds		10,506
Receivable from investment adviser for expense reductions		28,557
Other receivables		1,604
Total assets		936,131,480

Liabilities
Payable for investments purchased	$ 2,124,194
Payable for fund shares redeemed	676,590
Distributions payable	856
Accrued management fee	125,175
Transfer agent fee payable	175,604
Other affiliated payables	205
Total liabilities		3,102,624

Net Assets		$ 933,028,856
Net Assets consist of:
Paid in capital		$ 933,015,693
Accumulated undistributed net realized gain (loss) on investments		13,163
Net Assets		$ 933,028,856

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

January 31, 2013

Massachusetts AMT Tax-Free Money Market: Net Asset Value, offering price and redemption price per share ($272,373,520 ÷ 272,034,179 shares)	$ 1.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($660,560,837 ÷ 659,995,373 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($94,499 ÷ 94,417 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended January 31, 2013

Investment Income
Interest		$ 1,827,101
Income from Fidelity Central Funds		275,308
Total income		2,102,409

Expenses
Management fee	$ 2,294,830
Transfer agent fees	715,398
Distribution and service plan fees	774
Independent trustees' compensation	4,265
Total expenses before reductions	3,015,267
Expense reductions	(1,035,789)	1,979,478
Net investment income (loss)		122,931
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		25,036
Net increase in net assets resulting from operations		$ 147,967

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended January 31, 2013	Year ended January 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 122,931	$ 329,670
Net realized gain (loss)	25,036	(1,068)
Net increase in net assets resulting from operations	147,967	328,602
Distributions to shareholders from net investment income	(122,928)	(329,661)
Distributions to shareholders from net realized gain	(120,706)	-
Total distributions	(243,634)	(329,661)
Share transactions - net increase (decrease)	(339,994,428)	(345,293,155)
Total increase (decrease) in net assets	(340,090,095)	(345,294,214)

Net Assets
Beginning of period	1,273,118,951	1,618,413,165
End of period	$ 933,028,856	$ 1,273,118,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Massachusetts AMT Tax-Free Money Market

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	- D	.002	.016
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	- D	.002	.016
Distributions from net investment income	- D	- D	- D	(.002)	(.016)
Distributions from net realized gain	- D	-	-	- D	- D
Total distributions	- D	- D	- D	(.002)	(.016)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.02%	.01%	.01%	.15%	1.64%
Ratios to Average Net Assets B,C
Expenses before reductions	.30%	.30%	.30%	.34%	.32%
Expenses net of fee waivers, if any	.17%	.17%	.28%	.33%	.32%
Expenses net of all reductions	.17%	.17%	.28%	.33%	.27%
Net investment income (loss)	.01%	.01%	.01%	.16%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 272,374	$ 290,104	$ 353,510	$ 441,771	$ 638,141

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	.001	.002	.017
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	.001	.002	.017
Distributions from net investment income	- D	- D	(.001)	(.002)	(.017)
Distributions from net realized gain	- D	-	-	- D	- D
Total distributions	- D	- D	(.001)	(.002)	(.017)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.02%	.02%	.09%	.25%	1.74%
Ratios to Average Net Assets B,C
Expenses before reductions	.25%	.25%	.25%	.29%	.27%
Expenses net of fee waivers, if any	.17%	.15%	.20%	.24%	.22%
Expenses net of all reductions	.17%	.15%	.20%	.24%	.17%
Net investment income (loss)	.01%	.03%	.09%	.25%	1.76%
Supplemental Data
Net assets, end of period (000 omitted)	$ 660,561	$ 982,481	$ 1,263,867	$ 1,474,463	$ 2,049,073

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Years ended January 31,	2013	2012	2011	2010	2009
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income (loss)	- D	- D	- D	.001	.015
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	- D	- D	- D	.001	.015
Distributions from net investment income	- D	- D	- D	(.001)	(.015)
Distributions from net realized gain	- D	-	-	- D	- D
Total distributions	- D	- D	- D	(.001)	(.015)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	.02%	.01%	.01%	.07%	1.49%
Ratios to Average Net Assets B,C
Expenses before reductions	.50%	.50%	.50%	.53%	.52%
Expenses net of fee waivers, if any	.18%	.17%	.28%	.41%	.46%
Expenses net of all reductions	.18%	.16%	.28%	.41%	.42%
Net investment income (loss)	.01%	.01%	.01%	.08%	1.51%
Supplemental Data
Net assets, end of period (000 omitted)	$ 94	$ 534	$ 1,036	$ 8,862	$ 6,805

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed or waived or reductions from expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement and waivers but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended January 31, 2013

1. Organization.

Fidelity® Massachusetts AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Massachusetts Municipal Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Massachusetts AMT Tax-Free Money Market, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. The Fund may be affected by economic and political developments in the state of Massachusetts.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates fair value. The amortized cost of an instrument is determined by valuing it at its original cost and thereafter amortizing any discount or premium from its face value at a constant rate until maturity. Securities held by a money market fund are generally high quality and liquid; however, they are reflected as Level 2 because the inputs used to determine fair value are not quoted prices in an active market.

Investment Transactions and Income. The net asset value per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of January 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to deferred trustees compensation and losses deferred due to wash sales and excise tax regulations.

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the IRS will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ -
Gross unrealized depreciation	-
Net unrealized appreciation (depreciation) on securities and other investments	$ -

Tax Cost	$ 933,649,548

The tax-based components of distributable earnings as of period end were as follows:

Undistributed tax-exempt income	$ 13,377

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	January 31, 2013	January 31, 2012
Tax-exempt Income	$ 122,928	$ 329,661
Long-term Capital Gains	120,706	-
Total	$ 243,634	$ 329,661

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .20% of the Fund's average net assets. Under the management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain other expenses such as interest expense. The management fee paid to FMR by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

In addition, under the expense contract, FMR pays class level expenses for Massachusetts AMT Tax-Free Money Market so that the total expenses do not exceed .35%, expressed as a percentage of class average net assets, with certain exceptions such as interest expense.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate, total service fees and amounts retained by FDC were as follows:

	Service Fee	Total Fees	Retained by FDC
Service Class	.25%	$ 774	$ 6

During the period, FMR or its affiliates waived a portion of these fees.

Annual Report

4. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, under which FIIOC performs the activities associated with the Fund's transfer agency, dividend disbursing and shareholder servicing functions. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The transfer agent fee for each class is paid to Citibank. For the period, transfer agent fees for each class were as follows:

	Amount	% of Average Net Assets
Massachusetts AMT Tax-Free Money Market	$ 281,048.10
Institutional Class	434,195.05
Service Class	155.05
	$ 715,398

During the period, FMR or its affiliates waived a portion of these fees.

Citibank also has a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC maintains the Fund's accounting records. The fee is paid to Citibank and is based on the level of average net assets for each month.

5. Expense Reductions.

FMR contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceed .20% and .45%, respectively. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $435,050 and $159, respectively.

Additionally, FMR or its affiliates voluntarily agreed to waive certain fees in order to maintain a minimum annualized yield of .01%. Such arrangements may be discontinued by FMR at any time. For the period, the amount of the waiver for each class was as follows:

Amount
Massachusetts AMT Tax-Free Money Market	$ 357,651
Institutional Class	237,817
Service Class	844

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $4,268.

Annual Report

Notes to Financial Statements - continued

6. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended January 31,	2013	2012
From net investment income
Massachusetts AMT Tax-Free Money Market	$ 28,144	$ 31,272
Institutional Class	94,752	298,290
Service Class	32	99
Total	$ 122,928	$ 329,661
From net realized gain
Massachusetts AMT Tax-Free Money Market	$ 30,176	$ -
Institutional Class	90,520	-
Service Class	10	-
Total	$ 120,706	$ -

7. Share Transactions.

Transactions for each class of shares at a $1.00 per share were as follows:

Years ended January 31,	2013	2012
Massachusetts AMT Tax-Free Money Market Shares sold	87,658,821	75,741,284
Reinvestment of distributions	54,976	29,284
Shares redeemed	(105,469,292)	(139,168,741)
Net increase (decrease)	(17,755,495)	(63,398,173)
Institutional Class Shares sold	149,803,073	223,509,695
Reinvestment of distributions	144,060	229,914
Shares redeemed	(471,746,964)	(505,132,398)
Net increase (decrease)	(321,799,831)	(281,392,789)
Service Class Shares sold	50,000	860,000
Reinvestment of distributions	30	49
Shares redeemed	(489,132)	(1,362,242)
Net increase (decrease)	(439,102)	(502,193)

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Massachusetts Municipal Trust and Shareholders of Fidelity Massachusetts AMT Tax-Free Money Market Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Massachusetts AMT Tax-Free Money Market Fund (the Fund), a fund of Fidelity Massachusetts Municipal Trust, including the schedule of investments, as of January 31, 2013, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Massachusetts AMT Tax-Free Money Market Fund as of January 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

March 12, 2013

Annual Report

Trustees and Officers

The Trustees and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for Elizabeth S. Acton and James C. Curvey, each of the Trustees oversees 219 Fidelity funds. Ms. Acton oversees 201 Fidelity funds. Mr. Curvey oversees 453 Fidelity funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the month in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. Abigail P. Johnson is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Albert R. Gamper, Jr. serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds and another Board oversees Fidelity's equity and high income funds. The asset allocation funds may invest in Fidelity funds that are overseen by such other Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees. In addition, an ad hoc Board committee of Independent Trustees has worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. The Operations Committee also worked and continues to work with FMR to enhance the stress tests required under SEC regulations for money market funds. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupations and Other Relevant Experience+
Abigail P. Johnson (51)

Year of Election or Appointment: 2009

Ms. Johnson is Trustee and Chairman of the Board of Trustees of certain Trusts. Ms. Johnson serves as President of Fidelity Financial Services (2012-present) and President of Personal, Workplace and Institutional Services (2005-present). Ms. Johnson is Chairman and Director of FMR Co., Inc. (2011-present), Chairman and Director of FMR (2011-present), and the Vice Chairman and Director (2007-present) of FMR LLC. Previously, Ms. Johnson served as President and a Director of FMR (2001-2005), a Trustee of other investment companies advised by FMR, Fidelity Investments Money Management, Inc., and FMR Co., Inc. (2001-2005), Senior Vice President of the Fidelity funds (2001-2005), and managed a number of Fidelity funds. Ms. Abigail P. Johnson and Mr. Arthur E. Johnson are not related.

James C. Curvey (77)

Year of Election or Appointment: 2007

Mr. Curvey also serves as Trustee (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of Fidelity Investments Money Management, Inc. (2009-present), Director of Fidelity Research & Analysis Co. (2009-present) and Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the Trustees of Villanova University. Previously, Mr. Curvey was the Vice Chairman (2006-2007) and Director (2000-2007) of FMR Corp.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupations and Other Relevant Experience+
Elizabeth S. Acton (61)

Year of Election or Appointment: 2013

Ms. Acton is Trustee of certain Trusts. Prior to her retirement in April 2012, Ms. Acton was Executive Vice President, Finance (November 2011-April 2012), Executive Vice President, Chief Financial Officer (April 2002-November 2011), and Treasurer (May 2004-May 2005) of Comerica Incorporated (financial services). Prior to joining Comerica, Ms. Acton held a variety of positions at Ford Motor Company (1983-2002), including Vice President and Treasurer (2000-2002) and Executive Vice President and Chief Financial Officer of Ford Motor Credit Company (1998-2000). Ms. Acton currently serves as a member of the Board of Directors and Audit and Finance Committees of Beazer Homes USA, Inc. (homebuilding, 2012-present).

Albert R. Gamper, Jr. (70)

Year of Election or Appointment: 2006

Mr. Gamper is Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (2002-2003). Mr. Gamper currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2000-present), a member of the Board of Trustees, Rutgers University (2004-present), and Chairman of the Board of Barnabas Health Care System. Previously, Mr. Gamper served as Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2011-2012) and as Chairman of the Board of Governors, Rutgers University (2004-2007).

Robert F. Gartland (61)

Year of Election or Appointment: 2010

Mr. Gartland is Chairman and an investor in Gartland and Mellina Group Corp. (consulting, 2009-present). Previously, Mr. Gartland served as a partner and investor of Vietnam Partners LLC (investments and consulting, 2008-2011). Prior to his retirement, Mr. Gartland held a variety of positions at Morgan Stanley (financial services, 1979-2007) including Managing Director (1987-2007).

Arthur E. Johnson (61)

Year of Election or Appointment: 2008

Mr. Johnson serves as a member of the Board of Directors of Eaton Corporation (diversified power management, 2009-present), AGL Resources, Inc. (holding company, 2002-present) and Booz Allen Hamilton (management consulting, 2011-present). Prior to his retirement, Mr. Johnson served as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor, 1999-2009). He previously served on the Board of Directors of IKON Office Solutions, Inc. (1999-2008) and Delta Airlines (2005-2007). Mr. Arthur E. Johnson is not related to Ms. Abigail P. Johnson.

Michael E. Kenneally (58)

Year of Election or Appointment: 2009

Previously, Mr. Kenneally served as a Member of the Advisory Board for certain Fidelity Fixed Income and Asset Allocation Funds (2008-2009). Prior to his retirement, Mr. Kenneally served as Chairman and Global Chief Executive Officer of Credit Suisse Asset Management (2003-2005). Mr. Kenneally was a Director of the Credit Suisse Funds (U.S. mutual funds, 2004-2008) and certain other closed-end funds (2004-2005) and was awarded the Chartered Financial Analyst (CFA) designation in 1991.

James H. Keyes (72)

Year of Election or Appointment: 2007

Mr. Keyes serves as a member of the Boards of Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, since 2002) and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, since 1998). Prior to his retirement, Mr. Keyes served as Chairman and Chief Executive Officer of Johnson Controls (automotive, building, and energy, 1998-2002) and as a member of the Board of LSI Logic Corporation (semiconductor technologies, 1984-2008).

Marie L. Knowles (66)

Year of Election or Appointment: 2001

Ms. Knowles is Vice Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2012-present). Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. Ms. Knowles currently serves as a Director and Chairman of the Audit Committee of McKesson Corporation (healthcare service, since 2002). Ms. Knowles is an Honorary Trustee of the Brookings Institution and a member of the Board of the Catalina Island Conservancy and of the Santa Catalina Island Company (2009-present). She also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California and the Foundation Board of the School of Architecture at the University of Virginia (2007-present). Previously, Ms. Knowles served as a Director of Phelps Dodge Corporation (copper mining and manufacturing, 1994-2007).

Kenneth L. Wolfe (73)

Year of Election or Appointment: 2005

Prior to his retirement, Mr. Wolfe served as Chairman and a Director (2007-2009) and Chairman and Chief Executive Officer (1994-2001) of Hershey Foods Corporation. He also served as a member of the Boards of Adelphia Communications Corporation (telecommunications, 2003-2006), Bausch & Lomb, Inc. (medical/pharmaceutical, 1993-2007), and Revlon, Inc. (personal care products, 2004-2009). Mr. Wolfe previously served as Chairman of the Independent Trustees of the Fixed Income and Asset Allocation Funds (2008-2012).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Executive Officers:

Correspondence intended for each executive officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Age; Principal Occupation
Stephanie J. Dorsey (43)

Year of Election or Appointment: 2013

President and Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Ms. Dorsey also serves as Assistant Treasurer of other Fidelity funds (2010-present) and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Charles S. Morrison (52)

Year of Election or Appointment: 2012

Vice President of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Morrison also serves as President, Fixed Income and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Fixed Income Division.

Nancy D. Prior (46)

Year of Election or Appointment: 2012

Vice President of Fidelity's Money Market Funds. Ms. Prior also serves as President, Money Market Group of FMR (2011-present) and is an employee of Fidelity Investments (2002-present). Previously, Ms. Prior served as Managing Director of Research (2009-2011), Senior Vice President and Deputy General Counsel (2007-2009), and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2008-2009).

Scott C. Goebel (45)

Year of Election or Appointment: 2008

Secretary and Chief Legal Officer (CLO) of the Fidelity funds. Mr. Goebel also serves as Secretary of Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); Secretary and CLO of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); employed by FMR LLC or an affiliate (2001-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present) and Assistant Secretary of Fidelity Management & Research (Japan) Inc. (2008-present), and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and the Funds (2007-2008) and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

Ramon Herrera (38)

Year of Election or Appointment: 2012

Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Herrera also serves as Vice President, Associate General Counsel (2010-present) and is an employee of Fidelity Investments (2004-present).

Elizabeth Paige Baumann (44)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the Fidelity funds. Ms. Baumann also serves as AML Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Christine Reynolds (54)

Year of Election or Appointment: 2008

Chief Financial Officer of the Fidelity funds. Ms. Reynolds became President of Fidelity Pricing and Cash Management Services (FPCMS) in August 2008. Ms. Reynolds served as Chief Operating Officer of FPCMS (2007-2008). Previously, Ms. Reynolds served as President, Treasurer, and Anti-Money Laundering officer of the Fidelity funds (2004-2007).

Michael H. Whitaker (45)

Year of Election or Appointment: 2008

Chief Compliance Officer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Whitaker also serves as Chief Compliance Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-present). Mr. Whitaker is an employee of Fidelity Investments (2007-present). Prior to joining Fidelity Investments, Mr. Whitaker worked at MFS Investment Management where he served as Senior Vice President and Chief Compliance Officer (2004-2006), and Assistant General Counsel.

Joseph F. Zambello (55)

Year of Election or Appointment: 2011

Deputy Treasurer of the Fidelity funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Stephen Sadoski (41)

Year of Election or Appointment: 2013

Deputy Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Sadoski also serves as Deputy Treasurer of other Fidelity funds (2012-present) and is an employee of Fidelity Investments (2012-present). Previously, Mr. Sadoski served as Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds (2012-2013), an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche (1997-2009).

Adrien E. Deberghes (45)

Year of Election or Appointment: 2010

Assistant Treasurer of Fidelity's Fixed Income and Asset Allocation Funds. Mr. Deberghes also serves as Vice President and Assistant Treasurer (2011-present) and Deputy Treasurer (2008-present) of other Fidelity funds, and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Kenneth B. Robins (43)

Year of Election or Appointment: 2009

Assistant Treasurer of the Fidelity Fixed Income and Asset Allocation Funds. Mr. Robins also serves as President and Treasurer of other Fidelity funds (2008-present; 2010-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Gary W. Ryan (54)

Year of Election or Appointment: 2005

Assistant Treasurer of the Fidelity funds. Mr. Ryan is an employee of Fidelity Investments. Previously, Mr. Ryan served as Vice President of Fund Reporting in Fidelity Pricing and Cash Management Services (FPCMS) (1999-2005).

Jonathan Davis (44)

Year of Election or Appointment: 2010

Assistant Treasurer of the Fidelity funds. Mr. Davis is also Assistant Treasurer of Fidelity Rutland Square Trust II and Fidelity Commonwealth Trust II. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Annual Report

Distributions (Unaudited)

During fiscal year ended 2013, 100% of the fund's income dividends was free from federal income tax, and 0.00% of the fund's income dividends was subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Massachusetts AMT Tax-Free Money Market Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established three standing committees, Operations, Audit, and Governance and Nominating, each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Operations Committee, of which all of the Independent Trustees are members, meets regularly throughout the year and, among other matters, considers matters specifically related to the annual consideration of the renewal of the fund's Advisory Contracts. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its September 2012 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts is in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts is fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the fund's investment personnel, and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the Investment Advisers' investment staff, including its size, education, experience, and resources, as well as the Investment Advisers' approach to recruiting, managing, and compensating investment personnel. The Board also noted that FMR has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. The Board also believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered the Investment Advisers' trading and risk management capabilities and resources, which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

Annual Report

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's research capabilities, in particular, international research; (iii) launching new funds and making other enhancements to meet client needs for global and income-oriented solutions; (iv) continuing to launch dedicated lower cost underlying funds to meet investment management's portfolio construction needs related to expanding underlying fund options, specifically for the Freedom Fund product lines; (v) adopting a sector neutral investment approach for certain funds and utilizing a team of portfolio managers to manage certain sector-neutral funds; (vi) rationalizing product lines and gaining increased efficiencies through combinations of several funds with other funds; (vii) strengthening the Spartan Index Fund product line by adding new funds and/or new low-cost institutional share classes, restructuring fund expenses to accommodate new classes, and reducing investment minimums for certain classes of shares; (viii) modifying the eligibility criteria for Institutional Class shares to increase their appeal to government entities and charitable investors; and (ix) reducing certain transfer agent fee rates.

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance for each class, as well as the fund's relative investment performance for each class measured over multiple periods against a peer group of mutual funds deemed appropriate by Fidelity and reviewed by the Board. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2011, as available, the cumulative total returns of the retail class and Service Class of the fund and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The returns of the retail class and Service Class show the performance of the highest performing class (based on five-year performance) and the lowest performing class (based on three-year performance), respectively. The box within each chart shows the 25th percentile return (top of box) and the 75th percentile return (bottom of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten numbers noted below each chart correspond to the percentile box and represent the percentage of funds in the peer group whose performance was equal to or lower than that of the class indicated.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Massachusetts AMT Tax-Free Money Market Fund

The Board reviewed the fund's relative investment performance against its peer group and noted that the performance of the retail class of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board considered that FMR had taken steps to provide shareholders with stability of principal and to enhance safety and liquidity. The Board considered that the variations in performance among the fund's classes reflect the variations in class expenses, which result in lower performance for higher expense classes. The Board also reviewed the fund's performance since inception as well as performance in the current year.

The Board noted as a general matter that the percentage beaten numbers for money market funds in recent years were less meaningful than in earlier years, as many competitors have been waiving fees to maintain a one basis point yield and performance differences among funds may not be apparent due to rounding.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Annual Report

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 12% means that 88% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. Because the vast majority of competitor funds' management fees do not cover non-management expenses, for a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for "fund-level" non-management expenses (including pricing and bookkeeping fees and fees paid to non-affiliated custodians) from the fund's management fee. In this regard, the Board considered that net management fees can vary from year to year because of differences in "fund-level" non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's management contract.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Massachusetts AMT Tax-Free Money Market Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2011.

Furthermore, the Board considered that it had approved an amended and restated management contract for the fund (effective April 1, 2007) that (i) lowered the fund's management fee from 0.43% to 0.20%, and (ii) provides that FMR will pay all "fund-level" expenses out of the management fee, with certain limited exceptions. (Transfer agent fees and 12b-1 fees, if applicable, currently are the only "class-level" expenses.) The Board considered that the chart reflects the fund's lower management fee for 2007 as if the lower fee were in effect for the entire year.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's hypothetical net management fee as well as the fund's gross management fee. The Board also considered other "fund-level" expenses, such as pricing and bookkeeping fees and custodial, legal, and audit fees. The Board also considered other "class-level" expenses, such as transfer agent fees and fund-paid 12b-1 fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

Annual Report

The Board noted that the total expense ratio of each class ranked below its competitive median for 2011.

The Board considered that the current contractual arrangements for the fund (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 0.20%, (ii) limit the total expenses, with certain exceptions, of the retail class to 0.35%, and (iii) limit the total expenses, with certain exceptions, of Institutional Class and Service Class to 0.20% and 0.45%, respectively. The fees and expenses payable under these contractual arrangements may not be increased without the approval of the Board and, in the case of (i) and (ii), the shareholders of the applicable class.

The Board considered that Fidelity has been voluntarily waiving part or all of the 12b-1 fees, transfer agent fees, and/or management fees to maintain a minimum yield, and also noted that Fidelity retains the ability to be repaid in certain circumstances.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of FMR and its affiliates, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients. The Board noted the findings of the 2010 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions. The Board also noted that in 2009, it and the board of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether FMR attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) Fidelity's fund profitability methodology, profitability trends for certain funds, and the impact of certain factors on fund profitability results; (ii) portfolio manager changes that have occurred during the past year and the amount of the investment that each portfolio manager has made in the Fidelity fund(s) that he or she manages; (iii) Fidelity's compensation structure for portfolio managers, research analysts, and other key personnel, including its effects on fund profitability, the rationale for the compensation structure, and the extent to which current market conditions have affected retention and recruitment; (iv) the compensation paid to fund sub-advisers on behalf of the Fidelity funds; (v) Fidelity's fee structures, including the group fee structure, and the rationale for recommending different fees among different categories of funds and classes; (vi) Fidelity's voluntary waiver of its fees to maintain minimum yields for certain money market funds and classes as well as contractual waivers in place for certain funds; (vii) regulatory and industry developments, including those affecting money market funds and target date funds, and the potential impact to Fidelity; (viii) Fidelity's transfer agent fees, expenses, and services, and drivers for determining the transfer agent fee structure of different funds and classes; (ix) management fee rates charged by FMR or Fidelity entities to other Fidelity clients; (x) the allocation of and historical trends in Fidelity's realization of fall-out benefits; and (xi) explanations regarding the relative total expense ratios of certain funds and classes, total expense competitive trends, and actions that might be taken by FMR to reduce total expense ratios for certain funds and classes or to achieve further economies of scale.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research
Company

Boston, MA

Sub-Advisers

Fidelity Investments Money
Management, Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Inc.

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions
and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®)
1-800-544-5555

Automated line for quickest service

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer Street, Boston, MA 02210
www.fidelity.com

SMA-UANN-0313
1.853999.105

Item 2. Code of Ethics

As of the end of the period, January 31, 2013, Fidelity Massachusetts Municipal Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that James H. Keyes is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Keyes is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Massachusetts AMT Tax-Free Money Market Fund, Fidelity Massachusetts Municipal Income Fund and Fidelity Massachusetts Municipal Money Market Fund (the "Funds"):

Services Billed by Deloitte Entities

January 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$24,000	$-	$4,700	$500
Fidelity Massachusetts Municipal Income Fund	$41,000	$-	$4,700	$700
Fidelity Massachusetts Municipal Money Market Fund	$24,000	$-	$4,700	$1,200

January 31, 2012 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Massachusetts AMT Tax-Free Money Market Fund	$23,000	$-	$4,600	$500
Fidelity Massachusetts Municipal Income Fund	$43,000	$-	$4,600	$600
Fidelity Massachusetts Municipal Money Market Fund	$23,000	$-	$4,600	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	January 31, 2013A	January 31, 2012A
Audit-Related Fees	$910,000	$612,000
Tax Fees	$-	$-
All Other Fees	$735,000	$635,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	January 31, 2013 A	January 31, 2012 A
Deloitte Entities	$1,685,000	$1,360,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the Funds, taking into account representations from Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Massachusetts Municipal Trust

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stephanie J. Dorsey
Stephanie J. Dorsey
President and Treasurer

Date:	March 27, 2013
By:	/s/Christine Reynolds
Christine Reynolds
Chief Financial Officer

Date:	March 27, 2013